                                                                    Exhibit 10.6
                                                                    ------------


                                  LEASE BETWEEN

                               3559807 CANADA INC.

                                       and

                          ENTRUST TECHNOLOGIES LIMITED

                                       and

                        ENTRUST TECHNOLOGIES INCORPORATED

                                TABLE OF CONTENTS


I       DEFINITIONS............................................................1
               Base Building Core & Shell......................................1
               Building........................................................1
               Business Days...................................................1
               Business Hours..................................................1
               Commencement Date...............................................1
               Development Agreement...........................................2
               Exterior Building Amenities.....................................2
               Land............................................................2
               Lease Year......................................................2
               Notices.........................................................2
               Operating Expenses..............................................4
               Permitted Uses..................................................4
               Premises........................................................4
               Proportionate Share.............................................4
               Real Estate Broker..............................................4
               Real Estate Taxes...............................................5
               Rent............................................................5
               Schedules.......................................................5
               Security Deposit................................................5
               Substantial Performance Date....................................5
               Tax on Capital..................................................5
               Tenant Fit-Up...................................................5
               Term............................................................5
               Termination Date................................................5
II      LEASE..................................................................6
III     TERMINATION............................................................6
IV      RENTAL.................................................................6
V       NET RENTALS............................................................6
VI      REAL ESTATE TAXES, TAX ON CAPITAL AND OPERATING
        EXPENSES...............................................................7
VII     USE OF PREMISES........................................................8

VIII    UTILITIES AND ADDITIONAL CHARGES.......................................8
IX      SERVICES...............................................................9
X       SECURITY..............................................................10
XI      ASSIGNMENT AND SUBLETTING.............................................10
XII     READINESS FOR OCCUPATION..............................................12
XIII    TENANT CARE...........................................................12
XIV     ALTERATIONS, ADDITIONS, IMPROVEMENTS AND REPAIRS......................13
XV      MAJOR REPAIRS.........................................................16
XVI     ACCESS TO PREMISES....................................................16
XVII    PROTECTION OF EQUIPMENT...............................................17
XVIII   COMPLIANCE WITH LAWS AND INDEMNIFICATION..............................17
XIX     SECURITY DEPOSIT......................................................19
XX      FIRE AND DESTRUCTION OF PREMISES......................................19
XXI     NON-RESPONSIBILITY OF LANDLORD........................................20
XXII    INSURANCE.............................................................21
XXIII   DEFAULT...............................................................22
XXIV    RELOCATION AND MODIFICATION OF BUILDING/PREMISES......................24
XXV     ADDITIONAL PROVISIONS.................................................24
XXVI    RULES AND REGULATIONS.................................................26
XXVII   MORTGAGES AND SUBORDINATION...........................................27
XXVIII  GUARANTOR.............................................................28
XXIX    SCHEDULES.............................................................29

               SCHEDULE "A"
               LEGAL DESCRIPTION..............................................31

               SCHEDULE "B"
               PREMISES DESCRIPTION...........................................32

               SCHEDULE "C"
               LANDLORD'S WORK................................................33

               SCHEDULE "D"
               RULES AND REGULATIONS..........................................34

               SCHEDULE "E"
               MINIMUM BUILDING STANDARDS FOR
               TENANT FINISHES................................................36

               SCHEDULE "F"
               ADDITIONAL PROVISIONS..........................................37
               Certificate as to Area of the Building.........................37
               Adjustment to the Rent.........................................37
               Option to Extend the Term......................................37
               Management of the Building.....................................38
               Maintenance of the Building....................................38

               Leasehold Improvement Allowance/Tenant Fit-up..................39
               Condition of the Building......................................39
               Tenant's Right to Surrender its Interest in Portions of
                 the Premises.................................................40
               Environmental..................................................41
               Parking........................................................42
               Occupancy......................................................42
               News Release/Public Announcement...............................42
               Consents/Approvals.............................................42
               Tenant's Rights to Install.....................................42
               Operating Expenses.............................................43
               Landlord's Covenants...........................................44
               Generator......................................................45
               Opinion re: Guarantee..........................................46

               SCHEDULE "G"
               COST OF THE WORK FROM CCDC3....................................47

MEMORANDUM OF AGREEMENT OF LEASE ENTERED INTO THIS 29TH DAY OF DECEMBER, 1999

BY AND BETWEEN:

                               3559807 CANADA INC.

                               (hereinafter referred to as the "Landlord")

AND:

                               ENTRUST TECHNOLOGIES LIMITED

                               (hereinafter referred to as the "Tenant")

AND:

                               ENTRUST TECHNOLOGIES INCORPORATED

                               (hereinafter referred to as the "Guarantor")


THIS AGREEMENT WITNESSETH:


                                   SECTION I
                                   ---------
                                  DEFINITIONS
                                  -----------

1.01 As used herein, the following expressions shall have the following meanings:

(a) Base Building Core & Shell: has the meaning ascribed to it in the Development Agreement.

(b) Building: the building(s), structure(s) and improvements to be constructed on the Land in accordance with the Development Agreement, including Landlord's equipment, systems and fixtures therein having a gross building area of approximately 146,100 square feet.

(c) Business Days: a day on which the Land Registry Office for the Land Titles Division of Ottawa-Carleton is open for business with the public.

(d) Business Hours: 7 A.M. to 7 P.M. during Business Days or such other times as may be designated by the Landlord in consultation with the Tenant from time to time.

(e) Commencement Date: the Substantial Performance Date, providing that the Tenant has taken occupancy of the Premises in whole or in part or the City of Kanata has issued a completion notice or other notice or permit which permits occupation of the Premises and the conduct of regular business operations therein without material interference to the

     Tenant's business, except that if the reason that the Premises are not fit for the purposes intended as aforesaid is due to any Entrust Delay (as defined in the Development Agreement), the Commencement Date shall be such date as the Premises would have been so fit but for the Entrust Delay.

(f) Development Agreement: that certain agreement entered into contemporaneously with this lease between the Landlord and the Tenant with respect to the development of the Land and of the Building.

(g) Exterior Building Amenities: has the meaning ascribed to it in the Development Agreement.

(h)  Land: those certain lands and premises more fully described in Schedule
     "A".

(i) Lease Year: in respect of the first Lease Year, the period of time commencing on the Commencement Date and expiring on the last day of the month of December next following; thereafter Lease Year shall consist of consecutive periods of twelve (12) calendar months. However, the last Lease Year shall terminate upon the Termination Date or earlier termination of this lease, as the case may be. Landlord may in its discretion change the Lease Year from time to time provided that such change will not increase Tenant's liability for any amounts payable pursuant to this lease.

(j) Notices: for the purpose of all notices to the Landlord, the Landlord's address is:


     c/o  Canderel Management Inc.
          2000 Rue Peel
          Suite 900
          Montreal, Quebec
          H3A 2W5
          Attn:    President

          Fax No.:  (514)284-1054

          with a copy to:

          Canderel Management Inc.
          1145 Hunt Club Road,
          Suite 220,
          Ottawa, Ontario,
          KlV 0Y3

          Fax No.:  (613)738-6196

          Attention:  The Senior Vice-President;

     for the purpose of all notices to the Tenant, the Tenant's address is:

          Entrust Technologies Limited
          One Preston Park South
          Suite 400
          4975 Preston Park Blvd.
          Plano, TX
          USA 75093

          Attention:  Controller

          Fax:  (972) 943-7305

          With a copy to:

          (a)  prior to the Commencement Date,

          Entrust Technologies Limited
          750 Heron Road
          Suite E08
          Ottawa, Ontario
          KlV 1A7

          Attention:  The Facilities Manager

          Fax:  (613) 247-3663

          (b) on and after the Commencement Date, at the Premises; and for the purpose of all notices to the Guarantor, the Guarantor's address is:

          Entrust Technologies Incorporated
          One Preston Park South
          Suite 400
          4975 Preston Park Blvd.
          Plano, TX
          USA 75093

          Attention:  Controller

          Fax:  (972) 943-7305

     Notwithstanding the foregoing, either of the parties may notify the other of a change of address in which event all official notices shall thereafter be sent to the last address of which notice is given. All notices required or permitted to be given by either Landlord or Tenant to the other shall be in writing and sent by registered mail (postage prepaid and return receipt requested), delivered personally, delivered by courier or delivered by bailiff or sent by facsimile machine during Business Hours to the Landlord or the Tenant at the numbers set out above. Delays shall be computed or measured, as the case may be, from the date of actual delivery of any notice referred to herein.

(k) Operating Expenses: unless otherwise expressly set forth herein as being for the account of the Landlord, including any such item set forth in
     Section 15 of Schedule "F" attached hereto, all costs, charges and expenses incurred by the Landlord in connection with the operation, maintenance, repair of and improvement to the Premises including without limitation: heating, ventilating and air-conditioning costs, maintenance, repairs and replacements; administration fees equal to two and nine tenths percent (2.9%) of all amounts payable by tenants of the Building; salaries, wages and benefits of employees directly engaged in the operation, administration, maintenance and repair of the Premises, but only to the extent of their involvement with the Premises; electricity, fuel, water and other utilities, taxes, licenses and fees; insurance costs, premiums and deductible payments in respect of fire, casualty, liability, property damage, boiler, loss of rental and such other form or forms of insurance relating to the Premises from time to time in effect; cleaning, supervision, maintenance, operation and repair costs, expenses and charges relating to the Premises (including, without limitation, the elevators, the garage (if any) and parking facilities and other common areas and facilities) and the equipment, systems and fixtures therein and the making of all necessary repairs, modifications, renovations or replacements therein and thereto (with capital expenditures to be dealt with as hereinafter provided); building and cleaning supplies; equipment rental; cleaning; capital expenses (including expenditures relating to energy conservation measures or programs) amortized over the useful life of the item, together with interest on the unamortized portion of such expenses, calculated each month at a rate equal to one twelfth (1/12) of the aggregate of one and one-half percent (1.5%) plus the "Prime Rate" (as hereinafter defined) on the first day of each month for loans in Canadian dollars; snow removal, gardening and landscaping; garbage and waste collection and disposal; amounts payable pursuant to service contracts with independent contractors for maintenance, elevators, cleaning, refuse removal, security operations and repairs; legal and accounting fees and expenses; any expenses incurred by Landlord in obtaining or attempting to obtain a reduction in Real Estate Taxes.

     For the purposes of this lease, the expression "Prime Rate" means the rate of interest per annum established from time to time by the Toronto Dominion Bank ("the Bank") as the reference rate of interest for the determination of interest rates that the Bank will charge to customers of varying degrees of credit worthiness in Canada for Canadian Dollar demand loans in Toronto, Ontario.

(l) Permitted Uses: general offices, research and development and related and ancillary uses (including the recording of software on recording media and the packaging thereof).

(m)  Premises: the Land and the Building.

(n)  Proportionate Share: Deleted.

(o)  Real Estate Broker, if any:

     J. J. Barnicke Ltd.

(p) Real Estate Taxes: all taxes, rates and assessments, general or special, or any other taxes, rates, assessments, levies and impositions which are now or which may ever be levied against the Premises or revenues or rentals for principal, provincial, federal, school, public betterment, general, local improvement or other purposes. If the system of taxation with respect to the taxes described in the previous sentence now in effect is altered and any new tax or levy is imposed or levied upon the Premises and/or the owner thereof and/or the revenues or rentals therefrom in substitution for or in addition to all taxes presently levied or imposed upon real property, the expression "Real Estate Taxes" shall include such new tax or levy. If the competent authorities shall at any time eliminate any tax, rate, assessment or imposition which comprise part of the Real Estate Taxes, Landlord shall eliminate same from the definition of Real Estate Taxes.

(q) Rent: subject to the provisions of Schedule "F", from the Commencement Date until the Termination Date, an annual rental of:

     (i) during the period between the Commencement Date to and including the last day of the fifth year of the Term, Seventeen Dollars and Eighty-eight Cents ($17.88) per square foot of gross building area of the Building; and

     (ii) during the period between the first day of the sixth year of the Term to and including the Termination Date, Twenty Dollars and Twelve Cents ($20.12) per square foot of gross building area of the Building.

(r) Schedules: the following schedules are attached hereto: "A" - Legal Description of Land, "B" - Premises Description, "C" - Landlord's Work, "D"
     - Rules and Regulations, "E" - Minimum Building Standards for Tenant Finishes, "F" - Additional Provisions, "G" - CCDC3 Cost of the Work.

(s)  Security Deposit: Zero Dollars ($0.00).

(t) Substantial Performance Date: has the meaning ascribed to it in the Development Agreement.

(u) Tax on Capital: a sum equal to the taxes, levies or excises which are now or which may ever be imposed upon a landlord or the owner of the Premises by any governmental authority which is measured or based in whole or in part upon the capital employed by the Landlord or owner with respect to the Premises and whether so characterized as a capital tax, large corporations tax, or as any other tax, levy or excise, all calculated as if the Premises were the only property of the Landlord.

(v)  Tenant Fit-Up: has the meaning ascribed to it in the Development Agreement.

(w) Term: the period commencing on the Commencement Date and terminating on the Termination Date.

(x) Termination Date: the day that is the last day of the tenth full year after the Commencement Date.

                                   SECTION II
                                   ----------
                                      LEASE
                                      -----

2.01 Landlord does hereby lease the Premises to the Tenant for the Term.


                                  SECTION III
                                  -----------
                                  TERMINATION
                                  -----------

3.01 This lease shall terminate without notice or demand therefor being necessary on the Termination Date (subject to the Tenant exercising an option to extend the Term pursuant to the provisions of Section 3 of Schedule "F" of this lease). Should the Tenant remain in occupation of the Premises after the Termination Date without having executed a new written agreement with the Landlord, such holding over shall not constitute a renewal or extension of this lease. In such event, the Landlord may, at its option, elect to treat the Tenant as one who has not removed at the end of the Term and the Landlord shall be entitled to all remedies against the Tenant provided by law in that situation, or the Landlord may elect, at its option, to construe such holding over as a tenancy from month to month subject to all the terms and conditions of this lease save as to its duration and save that the Rent payable pursuant to Section IV hereof shall be two (2) times the Rent payable in the preceding year.

                                   SECTION IV
                                   ----------
                                     RENTAL
                                     ------

4.01 Tenant covenants and agrees to pay the Rent to the Landlord in equal, consecutive, monthly installments, in advance on the first day of each calendar month. In the event that the Term begins on any day of the month other than the first day, any Rent or other amount payable hereunder for such month and the last month of the Term (as the case may be) shall be calculated on a per diem basis and paid in advance.

4.02 The Rent shall be payable in lawful money of Canada to Landlord at its offices in Montreal (being at the date of execution of this lease the address in Montreal set out in Section 1.01(j) hereof) or at such other place or to such other person as may be specified from time to time by Landlord without any demand therefor being necessary, without set-off, reduction, deduction or compensation whatsoever, save as otherwise specifically set out in this lease.

                                   SECTION V
                                   ---------
                                  NET RENTALS
                                  -----------

5.01 Save only as herein expressly set forth, including, without limitation the provisions of Schedule "F", Tenant acknowledges that the Rent shall be absolutely net and carefree to the Landlord; Landlord shall not be responsible for any costs, charges, expenses or outlays of any nature or kind whatsoever arising from or relating to the Premises, the contents thereof, or the business carried on therein, and Tenant shall pay all such charges, impositions, costs and expenses of every nature and kind (including such as may be incurred by or paid for by Landlord on its behalf) to Landlord's complete and entire exoneration as well as Real Estate Taxes, Tax on Capital and Operating Expenses as hereinafter set forth and any taxes imposed thereon and on the Rent.

5.02 Tenant shall not be responsible for the payment of Landlord's income taxes (except for Tax on Capital to the extent herein mentioned) and Tenant shall not be responsible for the payment of principal or interest due under any mortgage or deed of trust affecting the Premises.

                                   SECTION VI
                                   ----------
            REAL ESTATE TAXES, TAX ON CAPITAL AND OPERATING EXPENSES
            --------------------------------------------------------

6.01 Throughout the Term, any renewal thereof and/or holding over thereunder, the Tenant shall pay as additional rent Real Estate Taxes in respect of the Premises. During the first and last years of the Term (in the event same comprise less than a complete tax year), the amount the Tenant is required to pay pursuant to the foregoing shall be subject to per diem adjustments.

6.02 The Landlord shall invoice the Tenant for Real Estate Taxes in respect of the Premises for the then current tax year(s) which the Tenant shall pay no later than the later of thirty (30) days following receipt or five (5) days prior to the date on which Real Estate Taxes are payable by the Landlord without the taxing authority imposing interest or late penalties.

6.03 Deleted.

6.04 Landlord shall have no obligation to contest, appeal, object to or litigate the levying or imposition of Real Estate Taxes in respect of the Premises and/or any valuation imposed with respect thereto. Except during the last eleven months of the Term (and provided that a right to extend the Term as set out in Section 3 of Schedule "F" of this lease has not been exercised) the Landlord shall in all cases consult with the Tenant prior to the undertaking of any of the foregoing actions. The Tenant, at its own cost, shall itself have the right to contest, appeal, object to or litigate the levying or imposition of Real Estate Taxes and if necessary, in the name of the Landlord, provided the Tenant received the prior written consent of the Landlord, which consent shall not be unreasonably withheld or delayed. If required, the Landlord shall provide all reasonable assistance to the Tenant in respect of such contestation. During the last eleven months of the Term (and provided that a right to extend the Term as set out in Section 3 of Schedule "F" of this lease has not been exercised) the Landlord may settle, compromise, consent to, waive or otherwise determine in its sole discretion all matters and things relating thereto and the Tenant shall not itself contest, appeal, object to or litigate the levying or imposition of Real Estate Taxes in respect of the Premises.

6.05 Throughout the Term, any renewal thereof and/or holding over thereunder, the Tenant shall pay as additional rent Operating Expenses and Tax on Capital. During the first and last years of the Term (in the event same comprise less than a complete Lease Year), the amount the Tenant is required to pay pursuant to the foregoing shall be subject to per diem adjustments.
                                     --- ----

6.06 On or before the Commencement Date Landlord shall estimate the amount of Operating Expenses and Tax on Capital for the then current Lease Year and shall invoice Tenant for same in equal consecutive monthly installments which Tenant shall pay to Landlord in advance on the first day of each calendar month. Within one hundred and twenty (120) days of the end of each Lease Year, Landlord shall furnish Tenant with a statement audited by an independent firm of chartered accountants setting forth the actual Operating Expenses and Tax on Capital for such year. If such amount is greater or less than the payments on account thereof made by Tenant pursuant hereto, appropriate adjustments shall be made forthwith. Thereafter, Tenant shall continue to make the aforementioned monthly installments on account of estimated Operating Expenses and Tax on Capital for the ensuing Lease Year on the same basis or on the basis of Landlord's revised reasonable estimate of same, as the case may be, and so on from time to time. Landlord shall provide, with such estimate, a reasonably detailed explanation of the increase in the components of Operating Expenses. The Landlord agrees that the Tenant shall have the right, at its expense, to inspect and audit the Landlord's books and records (which inspection may include the taking of copies of any relevant information, data or invoices in that regard) in respect of any amount payable by the Tenant with respect to Operating Expenses, Real Estate Taxes, Tax on Capital and utilities consumed within the Premises for a period of two (2) years from the date on which the Landlord furnishes the Tenant with the Landlord's audited statement.

6.07 Deleted.

6.08 Failure or delay on the part of the Landlord to avail itself of any of the provisions of this Section VI shall not constitute any waiver or renunciation of its rights provided herein.

                                  SECTION VII
                                  -----------
                                USE OF PREMISES
                                ---------------

7.01 The Tenant shall use the Premises for the Permitted Uses and for no other purpose. Nothing herein shall be so interpreted as to imply that this lease is conditional upon the Tenant obtaining any permits or licenses for the exploitation of such business from any municipal, provincial or other authority, and the Landlord makes no warranty with respect to the ability of the Tenant to carry out the Permitted Uses within the Premises.


                                  SECTION VIII
                                  ------------
                        UTILITIES AND ADDITIONAL CHARGES
                        --------------------------------

8.01 The Tenant shall pay as and when due all water taxes or rates, sewer rates, business taxes, license fees and other similar rates and taxes which may be levied or imposed upon the Premises or upon the business carried on therein and/or any property on the Premises owned or brought thereon by Tenant, and also all other rates and taxes which are or may be payable by the Tenant as tenant or occupant thereof. If the mode of collecting such taxes be so altered as to make the Landlord and/or the proprietor liable therefor instead of the Tenant, the Landlord will pay such accounts and the Tenant will repay the Landlord as additional rent within ten (10) days of the Tenant's receipt of an invoice for same, the amount so paid.

8.02 Deleted.

8.03 The Landlord (subject to its ability to obtain the same from its principal supplier) will cause the Premises to be supplied with electric current for the lightening and power required therein for the operation of the Tenant's reasonable needs, the cost of which is to form part of Operating Expenses. The obligations of the Landlord hereunder shall be subject to any rules or regulations to the contrary of the hydro electric corporation providing electrical services to the Building, or any other municipal or governmental authority.

8.04 The Tenant shall pay for the cost of all utilities consumed or used within the Premises, same to include, without limitation, the cost of electricity, water, gas, steam, fuel or other energy and Tenant shall pay for the cost of all fittings, machines, apparatus, meters or other things leased in respect thereof and for all work or services performed by any corporation or commission in connection with any such utilities.

8.05 The Tenant shall retain evidence of payment of any charges referred to in this Section which it pays directly to any public authority for inspection by the Landlord at the Tenant's offices during Business Hours, the whole for a period of two (2) years following the due dates for payment of said charges.


                                   SECTION IX
                                   ----------
                                    SERVICES
                                    --------

9.01

(a) Access to the Premises: The Tenant shall have access to the Premises twenty- four (24) hours per day, seven (7) days per week.

(b) Cleaning: The Landlord shall clean the Building in accordance with standards for comparable buildings at such time or times outside Business Hours on Business Days as Landlord may, in its sole discretion, determine. The Tenant shall leave the Building reasonably tidy for purposes of cleaning.

(c) Heating: The Landlord shall heat labs located within the Building twenty-four (24) hours per day, seven (7) days per week and the rest of the Building during Business Hours. The Landlord shall not be responsible for the failure of heating equipment to perform its functions if such failure is due to circumstances beyond the control of the Landlord. The Tenant shall be responsible for the failure of heating equipment performing its function if such failure results from unapproved partitioning within the Building, unapproved changes or alterations thereto.

(d) Air-Conditioning: The Landlord shall provide reasonable air-conditioning service to the labs located within the Building twenty-four (24) hours per day, seven (7) days per week and to the rest of the Building during Business Hours. The Landlord shall not be responsible for the failure of air-conditioning equipment to perform its function if such failure is due to circumstances beyond the control of the Landlord. The Tenant shall be responsible for the failure of air-conditioning equipment performing its functions if such failure shall result from unapproved partitioning within the Building or unapproved changes or alterations thereto, the failure on the part of the Tenant to shade windows which are exposed to the sun, or excessive use of electrical power or mechanical systems by the Tenant.

(e) Elevators: The Landlord shall keep the passenger elevator(s) in operation during Business Hours. Limited elevator access within the Building will be made available at all other times.

(f) Lightening: Replacement of lamps, bulbs, starters and ballasts within the Building shall be completed by the Landlord at the entire cost of the Tenant, the Landlord reserving the right to relamp the entire Building at the Tenant's cost when the Landlord, acting reasonably considers it cost efficient or otherwise in accordance with sound property management practice to do so.

9.02 The cost of providing all of the foregoing services shall form part of Operating Expenses. At the Tenant's request and cost and upon reasonable prior notice, heating, ventilating and air-conditioning service outside of Business Hours will be provided. The Landlord warrants that the provision of heating and air-conditioning services outside of Business Hours can be provided to certain zones of the Building as described in the "Project Definition Binder" (as defined in the Development Agreement).


                                   SECTION X
                                   ---------
                                    SECURITY
                                    --------

10.01 Deleted


                                   SECTION XI
                                   ----------
                            ASSIGNMENT AND SUBLETTING
                            -------------------------

11.01 The Tenant shall not assign this lease or sublet the Premises or any part thereof or allow the Premises or any part thereof to be used by another without the prior written consent of the Landlord, which consent shall not be unreasonably withheld. The Landlord's refusal of consent shall be deemed reasonable (without in any way restricting the Landlord's right to refuse its consent on other reasonable grounds) where the prospective assignee or subtenant is a consulate, embassy, trade commission or other representative of a foreign government, where the Premises are intended to be used as medical or dental offices or facilities, government or quasi-government offices, where the proposed assignee or subtenant does not intend to bona fide physically occupy and carry on business from the Premises, when the proposed assignment or sublease is made prior to the Tenant commencing to physically and bona fide occupy and carry on business from the Premises or where it is reasonably anticipated by the Landlord that the number of persons visiting the Premises will substantially increase as a result of the assignment or subletting.

11.02 As an alternative to such consent (and without being obliged or affecting its other rights), the Landlord shall have the right to cancel the lease for the Premises (or, as the case may be, for that portion thereof that Tenant seeks to sublet) (with the intention that, subject to the obligations in this lease on the part of the Tenant that are intended herein to continue after termination (such as re-adjustments and the condition in which the Premises were to have been delivered to the Landlord) , the Tenant shall no longer be liable to the Landlord under this lease with respect to the Premises (or, as the case may be, for that portion thereof that Tenant seeks to sublet)) the whole as, of and from the date Tenant wishes to assign this lease or sublet the Premises or permit their use by another. Landlord shall exercise the rights herein granted by sending notice thereof to Tenant within thirty (30) days following receipt of the notice referred to in Section 11.04 hereof.

11.03 Notwithstanding any assignment, subletting or permitted use by another, the Tenant shall remain jointly and severally responsible with the assignee, sublessee or user (and in the circumstances contemplated in Section 11.05 hereof, with the party who acquires control), without benefit of division or discussion, for the payment of the Rent and all additional rentals and for the performance of all other obligations of the Tenant under this lease. The Rent payable by the Tenant shall be increased by an amount equal to the profit, if any, derived by Tenant from the sublease, assignment or transfer. For all purposes hereof, "profit" shall mean any benefit given, or the rent, additional rent and other amounts payable directly or indirectly by the subtenant, transferee or assignee to or for the account of the Tenant in excess of the Rent and additional rentals payable by Tenant hereunder including but not limited to all capital or other sums paid for improvements or otherwise. Landlord shall have the right to require the subtenant, transferee or assignee to pay its rent directly to the Landlord.

11.04 Tenant agrees to provide Landlord with at least thirty (30) days' prior written notice of its intention to assign this lease or sublet the Premises, and the name, address and nature of business of the proposed assignee or sublessee, such credit references and other information as Landlord may reasonably request and copies of the executed assignment or sublease agreement which must be conditional upon Tenant obtaining the Landlord's consent as hereinabove provided. Landlord may, at its option, require that as a condition of giving its consent to an assignment or subletting, Tenant and the proposed assignee or sub lessee sign a form of assignment or sublet document (in form and content satisfactory to Landlord). Further, all out-of-pocket costs, charges and expenses incurred by Landlord in respect of such assignment or sublet document, as well as a reasonable administrative fee shall be payable as a condition of the giving of Landlord's consent.

11.05 In the event that the Tenant is an incorporated entity, if at any time effective control of the Tenant is acquired or exercised by any person or persons not having effective control of the Tenant on the date of execution of this lease, the same shall be deemed to constitute a sublease to the party acquiring such control subject to all of the provisions hereof. This provision shall not apply to Entrust Technologies Limited.

11.06 The Tenant will not advertise the Premises for the purpose of any sublease or assignment without obtaining the prior written approval of the Landlord to the proposed text, such approval not to be unreasonably withheld. In no event will the rental rate appear or be referred to in any such advertisements.

11.07 Without derogating from the provisions of Section 11.03 hereof, the Tenant shall not be required to obtain the consent of the Landlord to an assignment or sublease to an affiliated body corporate or a subsidiary body corporate (as such expressions are defined in the Canada Business

Corporations Act R.S.C. 1985, as such Act is constituted as at the date of execution of this lease) of Entrust Technologies Limited. The Tenant agrees to provide to the Landlord notice of any such assignment or sublease within five
(5) days of same occurring.

11.08 The Landlord and the Tenant agree that in the event that the Landlord consents to an assignment of this lease under the provisions of this Section XI or the assignment of this lease is effected pursuant to section 11.07 hereof, the said assignment must include an assignment to the proposed assignee of a certain lease entered into between 786473 Ontario Limited, the Tenant and Guarantor entered into contemporaneously with this lease with respect to certain vacant land abutting the Premises.


                                  SECTION XII
                                  -----------
                            READINESS FOR OCCUPATION
                            ------------------------

12.01 Deleted


                                  SECTION XIII
                                  ------------
                                   TENANT CARE
                                   -----------

13.01 The Tenant shall maintain and keep the Premises, including all replacements, alterations, additions and improvements thereto, in good order and condition, reasonable wear and tear which does not render the Premises untenantable, damage by fire and other insured perils excepted, and shall, in accordance with the procedures set forth in Section XIV hereof, perform or cause to be performed all repairs (other than structural repairs of a non-recurring nature not caused by the Tenant's fault, negligence or breach of any obligation hereunder or at law) which may from time to time be required therein or thereto.

13.02 At the expiration or sooner termination of this lease, Tenant shall return the Premises to Landlord in the state and condition in which they are to be maintained and repaired as provided for in this lease, reasonable wear and tear which does not render the Premises untenantable and damage by fire and other insured perils excepted.

13.03 The Tenant shall not bring into the Building any machinery, equipment, article or thing that by reason of weight or size might cause damage thereto and in no event shall Tenant overload the floors of the Building.

13.04 In the event Tenant fails to comply with the obligation to maintain, repair and replace imposed hereunder, the Landlord, after giving written notice of twenty (20) days to the Tenant (unless such default cannot reasonably be remedied within such twenty (20) day period in which case unless the Tenant has failed to commence to remedy to prosecute with due diligence the curing of such default until it is remedied), shall have the right (but shall not be obligated) to carry out such maintenance, repairs and replacements and any and all costs incurred by the Landlord in so doing, together with a fee equal to ten per cent (10%) of such costs, shall be payable by the Tenant to Landlord as additional rental on demand. Notwithstanding the foregoing, in the event any work or action is urgently required at times when authorized representatives of Tenant cannot be located, Landlord may proceed with such reasonable steps as in its discretion are deemed by it to be necessary for the protection and preservation of the Premises and Tenant shall reimburse Landlord for the amount expended, together with a fee equal to ten per cent (10%) of such amount, as additional rental on demand.


                                  SECTION XIV
                                  -----------
                ALTERATIONS, ADDITIONS, IMPROVEMENTS AND REPAIRS
                ------------------------------------------------

14.01 All improvements in and to the Premises other than the improvements which are the Landlord's responsibility to carry out pursuant to the Development Agreement (including the Tenant Fit-Up) and other than those which the Landlord elects to carry out as set out in Section 14.02 of this lease and other than the Tenant Fit-Up (which the Landlord is to carry out in accordance with the provisions of this lease and the Development Agreement), shall be the responsibility of Tenant and shall be performed at Tenant's sole cost and expense, the whole subject to the terms and conditions set forth in this Section XIV.

All architectural plans and specifications setting forth Tenant's work may be prepared by a designer and/or architect of the Tenant's choice but shall be subject to Landlord's prior written approval as herein mentioned. Said plans and specifications shall include, without limitation, complete working drawings and specifications, floor plans, interior elevations, interior finishing schedules, special facilities or installations that affect the Premises and/or Tenant's perimeter walls, mechanical, plumbing, sprinklers, telephone and electrical work (including all fixtures, equipment and under floor services where applicable) and static and dynamic loading of floors. The Tenant plans and specifications shall be drawn to the same scale as the base Building working drawings. Tenant shall be responsible to ensure that the Tenant work, as designed, complies with all relevant laws, by-laws and regulations as well as with the Building module and structure and with the Building's mechanical, electrical, plumbing and other systems. Complete working drawings and specifications shall be submitted:

(a) with respect to work to be carried out on or about the Commencement Date, to the Landlord within twenty-one (21) days following execution of this lease or within such other delay as the Landlord and Tenant have otherwise agreed; and

(b) in any other event no later than thirty (30) days prior to the date on which the work is to be carried out.

Within ten (10) days following receipt of the complete working drawings and specifications, Landlord shall notify Tenant either of its approval thereof or of changes required and if Landlord notifies Tenant that changes are required, Tenant shall, within seven (7) days thereafter, submit the necessary amended plans and specifications. Failure by Tenant to submit complete working drawings and specifications or final plans and specifications within the delays herein contemplated shall be deemed to be a delay in the completion of the Premises attributable to Tenant's fault.

14.02 Any and all leasehold improvements and installations to the licenses required by the Tenant may, at the option of Landlord, be carried out by the Landlord or under the latter's coordination, in which event the Tenant shall pay for the costs thereof as well as an amount equal to:

(a) with respect to the Tenant Fit-up, those fees set out in Section 6 of Schedule "F" of this lease; and

(b) with respect to any other leasehold improvements and installations, ten percent (10%) of such cost on account of Landlord's overhead and administration.

The Landlord agrees that with respect to such leasehold improvements and installations:

(a) the Landlord shall issue all such work for tender and shall obtain no less than three (3) competitive quotations for all such work, subject to the Tenant's written agreement to accept less than three (3) quotations;

(b) the Landlord shall provide to the Tenant copies of the approved tender packages to be issued for tender, all correspondence during the tender period and all tender submissions;

(c) the Landlord shall provide its review and analysis of all tender submissions and shall make a recommendation for contract award to the Tenant; and

(d) upon receipt of the Tenant approval and instructions, the Landlord shall award the contracts for the said work (which award the Landlord agrees that the Tenant may direct to a tendering party which may not have been the lowest bidder).

In addition, the Tenant shall pay for the cost of all architectural, engineering and/or working drawings prepared to comply with the Tenant's requirements and for the cost of inputting such working drawings in any of the Premises' computerized design records that may from time to time be maintained as well as the foregoing fees calculated on the cost thereof. Payment shall be effected by way of a cash deposit and progress draws during the course of the work, the specifics of which shall be established by the Landlord, acting reasonably, from time to time.

14.03 If the applicable work is carried out by the Tenant, the Tenant shall be required to comply with all applicable laws and regulations with respect to carrying out same and without limiting the generality of the foregoing, the Tenant shall not itself make any such improvements, alterations, additions or repairs to the Premises without obtaining all necessary permits from the appropriate public authorities and without the prior written consent of the Landlord pursuant to Section 14.01 hereof. The Tenant shall be required to submit to the Landlord plans and specifications (in accordance with the provisions of Section 14.01 hereof and within the delays therein mentioned) for all such improvements, alterations, additions or repairs and Tenant shall pay for the cost of inputting such plans and specifications in any Building computerized design records that may from time to time be maintained. All such work shall be done by contractors approved by the Landlord, which approval shall not be unreasonably withheld. All such work shall be conditional upon such contractors paying the cost of temporary services and coordination during such construction, upon such contractors timing and performing their work in accordance with such rules and regulations as the Landlord may from time to time prescribe, upon such contractors carrying property damage and liability insurance satisfactory to the Landlord for its operations in the Building and upon the employees of such contractors not causing any labour trouble by their presence in the Building. Furthermore, the Tenant shall require that prior to entering the Premises or performing any work therein, the Tenant's contractors shall deliver to the Landlord a waiver and release from all lien rights that may then or thereafter exist for work done, labour performed or materials furnished under any contract and such contractors must agree to furnish to the Landlord a good and sufficient waiver of lien rights for every subcontractor and supplier furnishing labour and material under the contract. In the event that any lien is registered in respect of any interest in the Lands as a result of any such work, the Tenant shall forthwith attend to the removal of such lien, failing such removal within fifteen (15) days the Landlord may, in the name of the Tenant, and in addition to any other remedies available to the Landlord, be entitled to attend to the removal of such lien by payment into Court at the cost of the Tenant (including any expenses and legal fees incurred by the Landlord in effecting such removal). The Tenant shall be responsible for any costs and expenses of the Landlord occasioned directly or indirectly by such work in the Premises as well as the Landlord's reasonable costs and fees for the supervision and co-ordination of the Tenant's work. The cost of such improvements, alterations, additions or repairs shall be the sole responsibility of the Tenant and if any payment in respect thereof shall be made by the Landlord, the Landlord hereby reserving the right to do so in its sole discretion, the same shall be immediately payable by the Tenant within ten (10) days of receipt of an invoice therefor as additional rent. The Tenant shall furthermore pay to the Landlord as additional rent within ten (10) days of receipt of an invoice therefor an amount equal to ten percent (10%) of the total cost of all such work, representing the Landlord's fee for administration and co-ordination of same.

14.04 All improvements, alterations, additions or repairs to the Premises (including the Tenant Fit-Up) shall, upon their completion, become part of the Premises and the property of the Landlord, and, subject as hereinafter provided, shall be surrendered with the Premises upon termination of the lease without any compensation being due therefor. Notwithstanding the foregoing, the Tenant may elect that any or all installations made or installed by or on behalf of the Tenant (other than Tenant Fit-Up, with the exception of (i) roof-top satellite dishes, transmission devices and other roof-top devices; and (ii) equipment, including cafeteria equipment, other than mechanical or electrical equipment) be removed and if the Tenant so elects then it shall be Tenant's obligation to restore the Premises to the condition they were in before the installation of such alterations, installation, partitions and/or fixtures. Without limiting Tenant's repair and maintenance obligations otherwise set out in this lease, or the Tenant's obligation to reinstate in accordance with the preceding paragraph, and subject to the payment obligation set out below, the Tenant shall have no obligation to remove or reinstate any part of the Building on the Termination Date (as may be extended in accordance with the provisions of this lease). The Landlord may elect to require the Tenant to pay for:

(a) the removal of those items which have been noted by "*" in Section 14 of Schedule "F" of this lease;

(b) the removal of internal staircases (excluding staircases installed as part of the Base Building Core & Shell in accordance with applicable laws) and the reinstatement of the floor in such areas to base building (smooth, trowelled concrete) condition;

(c) with respect to the cafeteria, the capping of all utility services which had serviced the area (including the capping of any exhaust or other specialty venting) within such cafeteria area; and

(d) the removal of any or all special, non-standard mechanical or electrical equipment or systems, ceilings, and specialty rooms installed after the Commencement Date (except that in respect of cables, whether installed prior to or after the Commencement Date, the only obligation of the Tenant will be to cap or sever such cables, not to pull or remove).

The obligation of the Tenant to pay for the removal and reinstatement of the applicable items set out above (which for the sake of clarity, does not include standard building staircases or cables) shall only be to the extent that the said item is not re-usable by the Landlord. Such re-usability and the quantum of contribution in respect thereof shall be established by negotiation and based upon reasonable estimates and allocations provided by an engineer, architect or quantity surveyor independent of and acceptable to the parties. Failing agreement on such basis, the quantum of contribution shall be determined by arbitration in accordance with the provisions of this lease. The Landlord agrees that it shall obtain three cost estimates with respect to carrying out the applicable work and the lowest cost estimate so obtained shall be used by the Landlord for the purposes of invoicing the Tenant with respect to same.


                                  SECTION XV
                                  ----------
                                 MAJOR REPAIRS
                                 -------------

15.01 Should the Landlord effect improvements, alterations, additions, maintenance, improvements or repairs to the Premises, the Tenant shall permit same to be performed without being entitled to any indemnity or reduction in rental or any damages or compensation therefor so long as the Tenant's use and enjoyment of the Premises are not materially adversely affected (with the intention that if the Tenant's use and enjoyment of the Premises are materially adversely affected, and all additional rentals payable hereunder shall abate, and then only to the extent and for such period of time that the Tenant's use and occupancy of the Premises are thereby materially adversely affected (Rent to be calculated at the rate set out in Section 1.01(q) of this lease, subject to such rate having been varied pursuant to Section 2 of Schedule "F" of this Lease). All such work shall be completed by the Landlord with reasonable dispatch and the cost thereof shall be included in Operating Expenses unless such work is otherwise Landlord's responsibility hereunder.


                                  SECTION XVI
                                  -----------
                              ACCESS TO PREMISES
                              ------------------

16.01 The Landlord, its agents and representatives may enter the Premises at all reasonable times with prior reasonable notice to the Tenant and subject to the Tenant's security requirements (and at any time without notice during an emergency) to examine their condition and to view their state of repair, maintain, clean, re-lamp or otherwise and Tenant covenants to repair according to notice.

16.02 The Tenant shall allow the Premises to be exhibited during Business Hours, with prior reasonable notice to the Tenant and subject to the Tenant's security requirements, to persons interested in acquiring the Premises or advancing money upon the security thereof. During the last eleven months of the Term (and provided that a right to extend the Term as set out in Section 3 of Schedule "F" of this lease has not been exercised), Tenant shall also allow the Premises to be exhibited to persons interested in leasing same, with prior reasonable notice to the Tenant and provided the Tenant's reasonable security procedures are respected.


                                 SECTION XVII
                                 ------------
                            PROTECTION OF EQUIPMENT
                            -----------------------

17.01 The tenant shall protect from damage and the Landlord shall at the expense of the Tenant (in accordance with the provisions of Section XIV hereof) make all necessary repairs and replacements to the heating, ventilating and air-conditioning apparatus, water, gas and drain pipes, water closets, sinks and accessories thereof in and about the Building and keep same free from all obstructions that might prevent their free working and shall give to the Landlord prompt written notice of any accident to or defects in same or any of their accessories of which the Tenant becomes aware.


                                 SECTION XVIII
                                 -------------
                   COMPLIANCE WITH LAWS AND INDEMNIFICATION
                   ----------------------------------------

18.01 The Landlord and the Tenant will not do or permit anything to be done in, upon or about the Premises or bring or keep anything therein which will in any way conflict with the regulations of the fire, police or health departments or with the rules, regulations, by-laws or ordinances of the municipality in which the Premises are situate, or any governmental authority having jurisdiction over the Premises or the business conducted therein, all of which the Landlord and the Tenant undertake to abide by and conform to.

The Landlord and the Tenant will indemnify and hold harmless the other, their agents and contractors from and against any penalty imposed for or damage arising from the breach of any such rules, regulations, by-laws or ordinances by the applicable party or those for whom the applicable party is in law responsible.

18.02 The Tenant shall pay to the Landlord any extra premiums of insurance that the company or companies insuring the Premises may exact in consequence of the business carried on by the Tenant, of anything brought into or stored in the Premises by the Tenant, or of the Tenant's operations.

The Tenant shall in no event bring into or store in the Premises anything which may make any insurance carried by the Landlord subject to cancellation.

18.03 The Tenant shall comply with the requirements of all insurance companies having policies of any kind whatsoever in effect covering the Premises of which the Tenant has been given notice. The Landlord represents that as of the date of execution of this lease it has not received notice from any such insurance company of any such requirement based upon the proposed use of the Premises as disclosed by the Tenant to the Landlord. In addition, in the event that the Landlord receives any such notice from any such insurance company of any such requirement prior to the Commencement Date, the Landlord shall promptly notify the Tenant of same. In no event shall any inflammable materials or explosives (except, to the extent required by Tenant to carry on its business and then only as permitted by Landlord's and Tenant's insurers) be taken into or maintained within the Premises.

18.04 Unless caused by the negligent acts or omissions of the Landlord, its employees, agents or contractors and then only in respect of matters against which the Tenant is not insured nor obliged to be insured pursuant to this lease, the Tenant shall indemnify and hold harmless the Landlord from and against all claims, liabilities or payments relating to the use and occupancy of the Premises and, without limiting the generality of the foregoing, Tenant does hereby agree to indemnify and hold harmless the Landlord from and against all claims, liabilities, damages, costs, suits or actions arising from:

(a) any accident, injury (including death) or damage whatsoever or howsoever caused to any person or persons (including the Tenant, its employees, agents and invitees, any subtenant or licensee of the Tenant and all other persons claiming through or under any of them) or to the property of any such person or persons occurring during the Term, caused by want of repair (other than want of repair occurring as a result of inherent structural defects in the Building), or by the use or occupation of the Premises;

(b) any breach, violation or non-performance of any covenant, condition or agreement set forth in the present lease on the part of Tenant to be fulfilled, kept, observed or performed;

(c) the conduct or management of or from any work or thing whatsoever done, or not done, in or about the Premises by the Tenant, its agents, employees or contractors, or arising from any act of negligence by the Tenant or any of its agents, employees or contractors; and

(d) the failure of the Tenant to fully, faithfully and punctually comply with all of the legitimate requirements of any public or quasi-public authority having jurisdiction over the Premises.

18.05 Notwithstanding any express or implicit obligation on the part of Landlord to insure and further notwithstanding any obligation on the part of Tenant to contribute to the payment of Landlord's premiums, Tenant acknowledges that Tenant shall remain responsible for its negligence and those of all persons for whom it is in law responsible, that no insurable interest is conferred upon the Tenant under any of Landlord's insurance policies and that Tenant shall have no right to recover any proceeds thereunder or claim any right or title to such proceeds.

18.06 Unless any of the following matters are matters against which the Tenant is insured or obliged to be insured pursuant to this lease (in which case the following indemnity is not to apply), the Landlord shall indemnify and hold harmless the Tenant from:

(a) any accident, injury (including death) or damage whatsoever or howsoever caused to any person or persons or to the property of any such person or persons occurring during the Term, caused by want of repair occurring as a result of inherent structural defects in the Building;

(b) any claims, liability or payments arising from any breach, violation or non-performance of any covenant, condition or agreement set forth in this lease on the part of the Landlord to be fulfilled, kept, observed or performed;

(c) any negligent act or omission of the Landlord, its employees, agents or contractors; or

(d) the failure of the Landlord to fully, faithfully and punctually comply with all of the legitimate requirements of any public or quasi-public authority having jurisdiction over the Premises and which requirement is the Landlord's responsibility to comply with pursuant to the terms of this lease.


                                  SECTION XIX
                                  -----------
                               SECURITY DEPOSIT
                               ----------------

Deleted.


                                  SECTION XX
                                  ----------
                       FIRE AND DESTRUCTION OF PREMISES
                       --------------------------------

20.01 If the Building is damaged or destroyed, in whole or in part the following provisions shall apply:

(a) If the damage is such as to render the whole or any part of the Building unusable for the purpose of the Tenant's use and occupancy thereof, the Landlord shall deliver to the Tenant within sixty (60 days following the occurrence of the damage an independent architect's written opinion as to whether or not the damage is capable of being repaired within one hundred and eighty (180) days following commencement of reconstruction;

(b) If in the said architect's opinion the Building is capable of being repaired as aforesaid within such one hundred and eighty (180) days, the Landlord shall diligently and expeditiously proceed to perform such repairs;

(c) If it is the said architect's opinion that the Building is not capable of being repaired as aforesaid within one hundred and eighty (180) days following the date of commencement of reconstruction, either the Landlord or the Tenant may, at its option, elect by written notice given to the other within fifteen (15) days following receipt of the said opinion to terminate this lease, whereupon the Tenant shall immediately surrender possession of the Premises, and Rent and all other payments for which the Tenant is liable hereunder shall be apportioned to the date of the occurrence of such damage or destruction. If the Landlord or the Tenant does not so elect to terminate this lease, the Landlord shall diligently proceed to repair the Building; and

(d) If the Building is, as a result of any such occurrence, rendered unusable in whole or in part for the purpose of the Tenant's use and occupancy thereof, the Rent and all additional rentals payable hereunder shall abate only to the extent and for such period of time that the Tenant's use and occupancy of the Premises is thereby diminished (Rent to be calculated at the rate set out in Section 1.01(q) of this lease, subject to such rate having been varied pursuant to Section 2 of Schedule "F" of this lease) from the date of such occurrence, only to the extent that the Landlord is able to draw upon the rental insurance which it is obliged to keep in force hereunder until Landlord's repair obligations have been completed.

The Landlord agrees to make reasonable efforts having regard to the nature and extent of the loss, to notify the Tenant of the said architect's opinion within a shorter period of time.

20.02 Notwithstanding the foregoing, Landlord shall not be required to restore or rebuild the Building under any circumstances in the event less than two (2) years remain in the Term from the date of occurrence of the damage or destruction.

20.03 In the event Landlord elects to restore or rebuild as aforesaid, it is expressly understood and agreed that the extent of Landlord's obligation will be to rebuild or restore to substantially the condition in which the Premises were initially delivered to Tenant (which for clarity is to include the Tenant Fit-Up) subject to existing by-laws and other modifications as Landlord and Tenant, acting reasonably, shall mutually agree upon. Nothing herein contained shall be construed to oblige the Landlord to repair or reconstruct any alterations, improvements or property of the Tenant. On the contrary, all other improvements in and to the Premises shall be the responsibility of Tenant who shall be obliged to repair and re-fixture to a standard at least equivalent to that which existed prior to the date of damage and destruction.


                                  SECTION XXI
                                  -----------
                        NON-RESPONSIBILITY OF LANDLORD
                        ------------------------------

21.01 Save and except for the fault or negligence of the Landlord, or those for whom the Landlord is in law responsible, and then only in respect of matters against which the Tenant is not insured nor obliged to be insured pursuant to this lease, the Landlord shall not be liable for any damage, loss, injury or destruction arising in or upon the Premises to any property or person nor for any personal injuries sustained by the Tenant, its officers, servants, employees, agents, invitees or licensees, which may result at any time from any reason or cause whatsoever, the Tenant hereby covenanting to indemnify the Landlord of and from all loss, costs, claims or demands in respect of such damage, loss, injury or destruction. Without limiting the generality of the foregoing, the Landlord shall not under any circumstances (other than as set out above) be liable for any damage resulting from water, steam, rain or snow which may leak into, issue or flow from the pipes or plumbing or sprinklers or from any other part of the Building or from any other place or quarter. No event or occurrence herein contemplated shall be deemed an eviction or disturbance of the Tenant's enjoyment of the Premises nor render the Landlord liable in damages to the Tenant nor entitle the Tenant to claim any diminution in Rent or in any other amount payable hereunder.

21.02 Subject to the provisions of the Development Agreement, Landlord shall not be liable for failure to perform any of its obligations hereunder nor be responsible for any damage resulting from delays in the construction and/or finishing of the Premises and/or the interruption or modification of any service or facility provided in the Building caused or required by strikes, riots, labour controversies, accidents, fault or delays caused by Tenant or third parties, fuel shortages, Acts of God or of the Queen's enemies, fire or other casualty, force majeure, cas fortuit, or any other cause beyond the Landlord's reasonable control and Landlord shall not be responsible for any acts or omissions of any other tenants or occupants of the Building or other third parties. No such occurrence or event shall be deemed an eviction or disturbance of the Tenant's enjoyment of the Premises nor render the Landlord liable in damages to the Tenant nor entitle the Tenant to claim any diminution in Rent or other amounts payable hereunder, but in any such event the Landlord shall without delay take all reasonable steps to remove the cause of such interruption.

With the exception of monetary obligations of the Tenant pursuant to this lease, the Tenant shall not be liable for failure to perform any of its obligations hereunder caused or required by strikes, riots, labour controversies, accidents, fault or delays caused by Landlord or third parties, the shortages, Acts of God or of the Queen's enemies, fire or other casualty, force majeure, cas fortuit, or any other cause beyond the Tenant's reasonable control. No such occurrence or event shall render the Tenant liable in damages to the Landlord, but in any such event the Tenant shall without delay take all reasonable steps to remove the cause of such interruption.

21.03 Save and except for the fault or negligence of the Landlord, or those for whom the Landlord is in law responsible, and then only in respect of matters against which the Tenant is not insured nor obliged to be insured pursuant to this lease, without limiting the generality of the foregoing, the Landlord shall not be liable for any damage of any kind or nature to the Premises or to any goods, merchandise, stock-in-trade, assets, fixtures, furniture, accessories or equipment belonging to the Tenant or to the Tenant's officers, servants, employees, agents, invitees or licensees resulting from robbery, burglary, theft or acts of violence of any kind, and the Tenant will hold the Landlord free, clear and harmless from any liability or loss resulting therefrom.


                                 SECTION XXII
                                 ------------
                                   INSURANCE
                                   ---------

22.01 Throughout the Term and any renewal thereof, Tenant shall take out and keep in force:

(a) comprehensive general liability insurance (including blanket contractual liability coverage) with respect to the business carried on in or from the Premises and the use and occupancy thereof on an occurrence basis for bodily injury and death and damage to property of others in an amount of at least five million dollars ($5,000,000.00) for each occurrence as well as automobile liability insurance including contractual liability covering all licensed vehicles operated by or on behalf of the Tenant;

(b) all-risks insurance including the perils of fire, extended coverage, leakage from sprinkler and other fire protective devices, earthquake, collapse and flood in respect to furniture, equipment, inventory and stock-in-trade, fixtures, (plate glass if appropriate) and leasehold improvements located within the Premises and such other property located in or forming part of the Premises, including all mechanical or electrical systems (or portions thereof) installed by Tenant in the Premises, the whole for the full replacement cost (without depreciation) in each such instance;

(c) tenants' legal liability insurance in an amount equal to the replacement cost of the Premises; and

(d) such additional insurance as Landlord, acting reasonably and in accordance with industry standards, may from time to time require.

22.02 All policies of insurance shall be placed with insurers to which the Landlord has no reasonable objection, and provide that they will not be cancelled or permitted to lapse unless the insurer notifies Landlord in writing at least thirty (30) days prior to the date of cancellation or lapse. Each such policy shall name Landlord and any other party required by Landlord, including but not limited to its property manager and mortgagees, as an additional insured(s) as its (or their) interest(s) may appear. The Tenant's insurance policies and coverages shall be primary. Each liability policy will contain a provision of cross-liability and severability of interests as between Landlord and Tenant. All other policies referred to above shall contain a waiver of subrogation rights which Tenant's insurers may have against Landlord, Landlord's insurers and persons under Landlord's care and control. Notwithstanding anything contained in this lease to the contrary, Tenant hereby releases and waives any and all claims against Landlord and those for whom Landlord is in law responsible with respect to occurrences which are or which are required to be insured against by Tenant hereunder. Tenant shall from time to time furnish Landlord with certificates of all such insurance policies and the renewals thereof.

22.03 Should Tenant fail to take out or keep in force such insurance, Landlord, subject to a ten (10) day written notification (or such shorter period of time as the Landlord is given by its insurer to cure the default) to the Tenant (unless the default is cured within the aforesaid period) will have the right to do so and to pay the premiums therefor and in such event Tenant shall repay to Landlord the amount paid as premiums as additional rental on demand.


                                 SECTION XXIII
                                 -------------
                                    DEFAULT
                                    -------

23.01 In any of the events following, namely:

(a) if the Tenant shall fail to pay the Landlord any installment of Rent or any additional rent after it shall have become due and payable as herein provided so long as the Landlord has notified the Tenant in writing of its default and the Tenant has not rectified the said default within ten (10) days of being notified of same;

(b) if the Tenant or Guarantor shall be declared dissolved, bankrupt or wound-up or shall make any general assignment for the benefit of its creditors or take or attempt to take the benefit of any insolvency, winding-up or bankruptcy legislation or if a petition in bankruptcy or in winding-up or for reorganization shall be filed by or granted against the Tenant or if a receiver or trustee be appointed for or enter into physical possession of the property of the Tenant, or any part thereof;

(c) if the Tenant shall assign, sublet or permit the use of the Premises by others except in a manner herein permitted so long as the Landlord has notified the Tenant in writing of its default and the Tenant has not rectified the said default within fifteen (15) days' of being notified of same (or such longer period of time as is necessary for the Tenant to remedy such default (provided the Tenant promptly commences and thereafter continues diligently to remedy such default));

(d) if any of the property of the Tenant in the Premises is seized by any person whatsoever so long as the Landlord has notified the Tenant in writing of its default and the Tenant has not rectified the said default within fifteen (15) days' of being notified of same (or such longer period of time as is necessary for the Tenant to remedy such default (provided the Tenant promptly commences and thereafter continues diligently to remedy such default));

(e) if any insurance carried by the Landlord be cancelled in consequence of the business carried on by the Tenant or in consequence of anything brought into or stored in the Premises by the Tenant so long as the Landlord has notified the Tenant in writing of its default and the Tenant has not rectified the said default within fifteen (15) days' of being notified of same; or

(f) if the Tenant shall default in the performance of any of its other obligations under this lease including, without limitation, the obligation to pay business taxes in a timely manner, fail to effect any payment that may result in a charge, lien, encumbrance or other right on the Premises or the property located therein or shall violate any of the rules and regulations hereinafter set forth or hereafter to be established by the Landlord so long as the Landlord has notified the Tenant in writing of its default and the Tenant has not rectified the said default within fifteen
      (15) days' of being notified of same (or such longer period of time as is necessary for the Tenant to remedy such default (provided the Tenant promptly commences and thereafter continues diligently to remedy such default)), this lease may be terminated at the option of the Landlord without further notice to the Tenant to such effect. It is expressly agreed that such right of termination shall be in addition and without prejudice to all other rights as provided by law or herein, and the Landlord may re-enter the Premises to have again, repossess and enjoy, as of its former estate, anything herein contained to the contrary notwithstanding and re-let the Premises to whomsoever it may choose without further notice or demand being necessary and may recover from the Tenant all amounts due hereunder at the date of such termination, expenses of such re-letting (including any repairs, decorating, alterations or improvements necessitated thereby) and rental for the three (3) months next succeeding the date of such termination or such longer period as may be allowed by law, all of which shall immediately become due and payable. Thereafter the Tenant shall pay to the Landlord, as liquidated damages until the end of the Term, an amount equivalent to the rental provided in this lease, less the sum of the net receipts (if any) derived by the Landlord from the re-letting of the Premises. As used herein, the expression "rental" shall mean the Rent, Real Estate Taxes, Operating Expenses and Tax on Capital, and all other additional rents payable hereunder. Any sums received by the Landlord from or for the account of the Tenant when the Tenant is in default hereunder may be applied, at the Landlord's option, to the satisfaction in whole or in part of any obligation of the Tenant then due hereunder in such manner as the Landlord sees fit and regardless of any imputation by law or any designation or instruction of the Tenant to the contrary. The Landlord agrees that so long as any default by the Tenant is rectified within the time period hereinbefore provided, the default shall be deemed to have not occurred.

23.02 The Tenant waives and renounces the benefit of any present or future statute taking away or limiting the Landlord's right of distress, and covenants and agrees that notwithstanding any such statute none of the goods and chattels of the Tenant on the Premises at any time during the Term shall be exempt from levy by distress for rent in arrears.

                                 SECTION XXIV
                                 ------------
               RELOCATION AND MODIFICATION OF BUILDING/PREMISES
              ------------------------------------------------

24.01 Notwithstanding any provision of this lease to the contrary, the Landlord reserves the right at any time and from time to time, following consultation with the Tenant, to make minor changes, alterations, amendments or expansions to the Building as the Landlord, in its sole and entire discretion deems expedient (save that to the extent any of the foregoing may affect the Tenant's use and enjoyment of the Premises, no such work, saving an emergency, shall be effected without the consent of the Tenant) same to include without limitation, the right of the Landlord to add additional floors to the Building, to expand the length or width of the Building and/or change, alter and amend the location, dimensions or specifications of the pipes, wires, ducts, conduits, utilities, mechanical systems, common areas and other building services (including such as may be contained within the Premises provided that any such changes, alterations or amendments which are in the Premises are minor in nature and do not materially affect the Tenant's use and enjoyment of the Premises). The Tenant waives and renounces any and all claims as a consequence of the foregoing. In the event any such change results in additional land being utilized to service the Premises, such additional land shall be deemed included in the definition of "Land" for all purposes of this lease.

24.02 Deleted.


                                  SECTION XXV
                                  -----------
                             ADDITIONAL PROVISIONS
                             ---------------------
25.01

(a)   Landlord: In the event of any sale or lease of the Premises, the Landlord
      --------
      shall be and hereby is entirely released and relieved from all covenants and obligations of the Landlord hereunder (except for any liability or obligations outstanding at the time of the sale or lease of the Premises or arising in respect of the period prior to the sale or lease of the Premises) provided such purchaser or lessee agrees to assume and carry out any and all such covenants and obligations (except for any liability or obligations outstanding at the time of the sale or lease of the Premises or arising in respect of the period prior to the sale or lease of the Premises).

(b)   Amendment of Lease: No assent or consent to changes in or waiver of any
      ------------------
      part of this lease shall be deemed or taken as made unless the same be done in writing and attached to or endorsed hereon by Landlord and Tenant. No covenant or term of the present lease stipulated in favour of the Landlord or Tenant shall be waived, except by express written consent of the other, whose forbearance or indulgence in any regard whatsoever shall not constitute a waiver of the covenant, term or condition to be performed; and until complete performance of the said covenant, term or condition, the applicable party shall be entitled to invoke any remedies available under this lease or by law despite such forbearance or indulgence.

(c)   Late Payments: The acceptance by the Landlord any postdated cheque or
      -------------
      money owing for Rent or additional rent after its due date is to be considered as a mode of collection only, without novation of, nor derogation from any of Landlord's rights, recourses and actions in virtue of this lease which demands punctual payment of all obligations. All sums owing by either the Landlord or the Tenant under this lease not paid when due shall thereafter bear interest at a rate equivalent to two percent (2%) per annum above the prime lending rate of The Toronto-Dominion Bank from time to time in effect.

(d)   Tenant (and Guarantor, if applicable): All the covenants herein contained
      ------------------------------------
      shall be deemed to have been made by and with the heirs, executors, administrators and permitted assigns or successors of each of the parties hereto, and if more than one Tenant (or Guarantor, if applicable), the covenants herein contained on the part of the Tenant (or Guarantor, if applicable) shall be construed as being several as well as joint and where necessary reference to the Tenant (or Guarantor, if applicable) as being of the masculine gender or in the singular number shall be construed as being in the feminine or neuter gender or in the plural number.

(e)   Brokerage Commission: As part of the consideration for the granting of
      --------------------
      this lease, the Tenant represents and warrants that no broker, agent or other intermediary introduced the parties or negotiated or was instrumental in negotiating or consummating this lease other than the Real Estate Broker, if any, named in Section 1.01 hereof.

(f)   Registration of Lease: Tenant shall not register this lease at length but
      ---------------------
      only by notice thereof and then only after the form and terms of such notice have been approved in writing by the Landlord or its legal counsel (which approval is not to be unreasonably withheld or delayed), the whole at the cost of the Tenant, including the cost of registration and a copy for the Landlord. Should a notice of this lease be registered, the Tenant shall, at the termination of this lease, execute a release of lease in form and content satisfactory to the Landlord.

(g)   Additional Rent: In addition to Rent, all other monies payable pursuant to
      ---------------
      this lease, as well as all sales, business transfer, goods and services and value added taxes, rates and duties or similar taxes, rates and duties which may at any time hereafter be imposed upon or by reference to the Rent and other sums owing by Tenant hereunder shall be payable by Tenant to Landlord immediately when due without reduction, deduction or compensation whatsoever and shall be additional rent and collectable as such.

(h)   Prior Agreements: With the exception of the Development Agreement, the
      ----------------
      present lease cancels and supersedes all prior leases and agreements, written or otherwise, entered into by the Landlord and the Tenant regarding the Premises. This lease and such rules and regulations as may be adopted and promulgated by the Landlord from time to time constitute the entire agreement between the parties.

(i)   Rights Cumulative: No right or remedy herein conferred upon or reserved to
      -----------------
      the Landlord is intended to be exclusive of any other right or remedy herein or by law provided, but such rights shall be cumulative and in addition to every other right or remedy herein or by law provided.

(j)   Performance by the Landlord: If the Tenant fails to pay any sum to any
      ---------------------------
      third party or perform any other obligation under this lease, the Landlord may, after fifteen (15) days written notice to the Tenant, pay the said sum or perform the said obligation in the place and stead of the Tenant who shall be thereupon obliged to repay the said sum and/or reimburse any costs incurred by the Landlord in performing such obligation, together with a fee equal to fifteen percent (15%) of the amount paid or the costs incurred, as the case may be, the whole without prejudice to any other rights or recourses of the Landlord which may accrue in the circumstances.

(k)   Severability: If any clause or provision herein contained shall be
      ------------
      adjudged invalid, the same shall not affect the validity of any other clause or provision of this lease, or constitute any other cause of action in favour of either party against the other.

(l)   Governing Law: This agreement shall be construed and interpreted in
      -------------
      accordance with the laws of the Province of Ontario.

(m)   Captions: The captions appearing in this lease have been inserted as a
      --------
      matter of convenience and for reference only and in no way define, limit or enlarge the scope or meaning of this lease or any provision thereof.

(n)   Time of Essence: Time is of the essence of this lease.
      ---------------


                                 SECTION XXVI
                                 ------------
                             RULES AND REGULATIONS
                             ---------------------

26.01 The rules and regulations respecting the Premises which are more fully set forth in Schedule "D" hereto shall, during the Term, be observed and performed by the Tenant, its officers, servants, employees, agents, invitees and licensees, and the Landlord shall have the right to make reasonable alterations and additions to such rules and regulations and to make such other and further reasonable rules and regulations as in its judgment may from time to time be required for the safety, care and cleanliness of the Premises, and for the preservation of good order therein, and the same shall be observed and performed by the Tenant, its officers, servants, employees, agents, invitees and licensees. The Landlord may waive any one or more of these rules and regulations for the benefit of any particular tenant or tenants, but no such waiver by the Landlord shall be construed as a waiver of the rules and regulations in favour of any other tenant or tenants nor prevent the Landlord from thereafter enforcing any rules and regulations against all or any of the tenants in the Building. The Landlord agrees to notify the Tenant in writing of any changes in the rules and regulations. All such rules and regulations shall be adopted by the Landlord, acting reasonably, and shall not be applied by the Landlord in an arbitrary or capricious manner. The Landlord agrees that it will consult with the Tenant prior to making any such changes in the rules and regulations.

                                 SECTION XXVII
                                 -------------
                          MORTGAGES AND SUBORDINATION
                          ---------------------------

27.01 Subject to the Landlord receiving from the applicable party an agreement in from and content satisfactory to the Tenant, acting reasonably, to the effect that notwithstanding any default by the Landlord and so long as the Tenant is not in default hereunder, its possession of the Premises will not be disturbed, this lease and all rights of Tenant hereunder shall be subject and subordinate at all times to any and all underlying leases, mortgages, hypothecs, deeds of trust or other security interests affecting the Premises which have been executed or which may at any time hereafter be executed, and any and all extensions and renewals thereof and substitutions therefor. Tenant agrees to execute any instrument or instruments which Landlord may deem necessary or desirable to evidence the subordination of this lease or to subordinate priority of its registration to any or any such underlying leases, mortgages, hypothecs, deeds of trust or other security interests.

27.02 Tenant covenants and agrees that if by reason of default by Landlord as lessee under any underlying lease in the performance of any of the terms or provisions of such underlying lease or by reason of a default under any mortgage, hypothec, deed of trust or other security interest to which this lease is subject or subordinate and Landlord's title is terminated, it will attorney to the lessor under such underlying lease or the acquirer of the Premises pursuant to any action taken under any such mortgage, hypothec, deed of trust or other security interest and Tenant will recognize such lessor or such acquirer as Tenant's lessor under this lease.

27.03 Tenant waives the provisions of any statute or rule of law now or hereafter in effect which may give or purport to give the Tenant any right of election to terminate this lease or to surrender possession of the Premises in the event any such proceeding to terminate the underlying lease is brought by the lessor under any such underlying lease or any such action is taken under any such mortgage, hypothec, deed of trust or other security interest and agrees that this lease shall not be affected in any way whatsoever by any such proceeding.

27.04 Tenant agrees to execute and deliver, at any time and from time to time upon the request of Landlord or of the lessor under any such underlying lease, or of the holder of any such mortgage, hypothec, deed of trust or other security interest any instrument which may be necessary or appropriate to evidence such attornment. Tenant shall execute and deliver such instrument (or instruments) within ten (10) Business Days after being requested to do so and failing which Landlord may do so on Tenant's behalf.

27.05 Tenant will upon request of Landlord furnish to the Landlord, a lessor under any underlying lease and/or to each creditor under a mortgage, hypothec, deed of trust or other security interest and/or to an actual or prospective purchaser, in and to the Premises and/or underlying lease a written statement that this lease is in full force and effect and that the Landlord has complied with all its obligations under this lease (or state those with which it has not complied) and any other reasonable written statement, document or estoppel certificate requested by the Landlord or any such lessor, creditor, purchaser or lessee.

                                SECTION XXVIII
                                --------------
                                   GUARANTOR
                                   ---------

28.01 The Guarantor, in consideration of the sum of One Dollar ($1.00) now paid by the Landlord to the Guarantor (the receipt whereof is hereby acknowledged) and other valuable consideration, hereby directly and unconditionally guarantees to and covenants with the Landlord that the Tenant will duly perform, observe and keep each and every covenant, proviso, condition and agreement in this lease on the part of the Tenant to be performed, observed and kept, including the payment of rent and all other sums and payments agreed to be paid or payable under this lease on the days and at the times and in the manner herein specified, and that if any default shall be made by the Tenant, whether in payment of any rent or other sums from time to time falling due hereunder as and when the same become due and payable or in the performance, observance or keeping of any of the said covenants, provisos, conditions or agreements which under the terms of this lease are to be performed, observed or kept by the Tenant, the Guarantor will forthwith pay to the Landlord on demand the said rent and other sums in respect of which such default shall have occurred and all damages that may arise in consequence of the non-observance or non-performance of any of the said covenants, provisions, conditions or agreements.

28.02 The Guarantor covenants with the Landlord that the Guarantor is jointly and severally bound with the Tenant for the fulfillment of all obligations of the Tenant under this lease. In the enforcement of its rights hereunder, the Landlord may proceed against the Guarantor as if the Guarantor were named Tenant hereunder.

28.03 The Guarantor hereby waives any rights to require the Landlord to proceed against the Tenant or to take or perfect or proceed against or to exhaust any security held from the Tenant or to exhaust any security held from the Tenant or to pursue any other remedy whatsoever which may be available to the Landlord before proceeding against the Guarantor.

28.04 No neglect or forbearance of the Landlord in endeavouring to obtain payment of the rent reserved herein or other payments required to be made under the provisions of this lease as and when the same become due, no delay of the Landlord in taking any steps to enforce performance or observance of the several covenants, provisos or conditions contained in this lease to be performed, observed or kept by the Tenant, no extension or extensions of time which may be given by the Landlord from time to time to the Tenant, and no other act or failure to act of or by the Landlord shall release, discharge or in any way reduce the obligations of the Guarantor under the guarantee contained in this Section.

28.05 In the event of a termination of this lease other than by a surrender accepted by the Landlord (including without limitation repudiation by the Tenant under applicable bankruptcy or insolvency legislation), or in the event of the bankruptcy or insolvency of the Tenant, or in the event of a disclaimer of this lease pursuant to any statute, the Guarantor agrees to pay to the Landlord all rents or other amounts payable hereunder for the full term of this lease notwithstanding any such disclaimer, bankruptcy, insolvency, or determination and the Guarantor shall be deemed to have executed a new lease for the Premises between the Landlord as Landlord and the Guarantor as Tenant for term equal in duration to the residue of the term remaining unexpired at the date of such termination or such disclaimer. Such lease shall contain the like Landlord's and Tenant's obligations respectively and the like covenants, provisos, agreements and conditions in all respects (including the proviso for re-entry) as are contained in this lease.

28.06 The Guarantor waives notice of the taking effect of and coming into force of any renewals or extensions of the Term and confirms and acknowledges that the liability of the Guarantor hereunder shall remain in full force and effect throughout any such renewals or extensions. In additions the Landlord may deal with the Tenant with respect to any modification to the terms and conditions of this lease and/or any security held from the Tenant as the Landlord sees fit and the liability of the Guarantor hereunder shall remain in full force and effect and will include any covenants, provisos, conditions or agreement resulting from such modification.


                                 SECTION XXIX
                                 ------------
                                   SCHEDULES
                                   ---------

29.01 The Schedules are included in and form an integral part of this lease.

         IN WITNESS WHEREOF, the parties have signed these presents on the date first hereinabove mentioned.

3559807 CANADA INC.


Per:  /s/ Douglas Pascal
     ----------------------
Name: Douglas Pascal    c/s


Per:
     ----------------------
Name:

I/We have authority to bind the Corporation

ENTRUST TECHNOLOGIES LIMITED


Per: /s/ David L. Thompson
     ----------------------
Name: David L. Thompson c/s Chief Financial Officer


Per:
     ----------------------
Name:

I/We have authority to bind the Corporation

ENTRUST TECHNOLOGIES INCORPORATED


Per: /s/ David L. Thompson
     ----------------------
Name: David L. Thompson c/s Chief Financial Officer


Per:
     ----------------------
Name:

I/We have authority to bind the Corporation

                              3559807 CANADA INC.
                              -------------------

                                 SCHEDULE "A"
                                 ------------

                               LEGAL DESCRIPTION
                               -----------------

Part of Lot 8, Concession 3, Township of March, now in the City of Kanata, Regional municipality of Ottawa-Carleton, designated as parts 4, 5, 6 and 7 on Plan 4R-15831.

                              3559807 CANADA INC.
                              -------------------

                                 SCHEDULE "B"
                                 ------------

                             PREMISES DESCRIPTION
                             --------------------

N/A

                               3559807 CANADA INC.
                               -------------------

                                  SCHEDULE "C"
                                  ------------

                                 LANDLORD'S WORK
                                 ---------------

N/A

                               3559807 CANADA INC.
                               -------------------

                                  SCHEDULE "D"
                                  ------------

                              RULES AND REGULATIONS
                              ---------------------



1. The Landlord will have the care of the heating and air-conditioning apparatus and may provide information for the regulation of same.

2. The Tenant shall not permit the introduction of any machine or electrical or mechanical device of a nature to occasion objectionable noise and vibration or be injurious to the Premises.

3. The Tenant shall not without the written consent of the Landlord use any electric current except that supplied from the general system installed in the Building, and the Landlord shall not be responsible in damages by reason of any failure of such current. If the Landlord grants the Tenant permission to introduce any special electric power, telegraphic or telephone connection, the Landlord reserves the right to direct where and how wires are to be introduced, and without such direction no boring or cutting shall be permitted.

4. The Tenant shall keep the Premises in a good state of preservation and shall not suffer any accumulation of useless property or rubbish therein. No animals shall be kept in or about the Premises.

5. The Tenant, its employees, clerks or servants, shall not use the Premises for the purpose of lodging rooms, or for any immoral or unlawful purpose, and shall not throw anything out the windows or doors or down through the passages or skylights of the Building.

6. The Tenant shall not mark, paint, drill into or in any way deface the walls, ceilings, partitions, floors, wood, stone or iron work, or any other appurtenance to the Premises other than as part of normal office decorating, provided that same causes no permanent damage to the Premises.

7. The sidewalks, entries, passages, halls, elevators and stairways shall be under the exclusive control of the Landlord and shall not be obstructed by the Tenant, or used by it for any purpose than the ingress and egress to and from its respective offices or places of business.

8. Any damages which may be caused to the Premises in the carrying of furniture, bulky articles or construction materials to or from the Premises shall be the sole responsibility of the Tenant.

9. The Landlord shall not be responsible for any damage to the furniture, effects, goods or equipment of the Tenant while being transported or moved to and from the Premises or in the elevators, corridors, basement or other premises of the Landlord.

10. No signs, advertisements, notices or other lettering, other than as set out in Section 14 of Schedule "F", and other than a sign similar to the Tenant's building mounted sign age which is at the date of execution of this lease mounted on the building municipally known as 750 Heron Road, Ottawa, Ontario, shall be exhibited, inscribed, painted or affixed by the Tenant on any part of the outside or inside of the Premises or Building without the prior written consent of the Landlord. Interior signs on doors will be inscribed, painted or affixed for the Tenant by the Landlord at the expense of the Tenant.

11. The Tenant shall not place any additional locks upon any doors of the Building without written permission and shall not permit any duplicate keys to be made therefor, but shall use only additional keys obtained from the Landlord at the expense of the Tenant. The Tenant shall surrender to the Landlord at the termination of this lease all keys to the Premises and the Building.

12. The Tenant shall not perform any acts which may injure the Premises and shall forthwith upon the request of the Landlord discontinue all acts or practices in violation of this regulation and repair any damage or injury to the Premises caused thereby.

13. The Landlord shall have the right to prohibit any advertising by the Tenant which, in its opinion, tends to impair the reputation or character of the Building and upon written notice from the Landlord, the Tenant shall refrain from or discontinue such advertising.

14. Canvassing, soliciting and peddling in the Building is prohibited and the Tenant shall cooperate to prevent the same.

15. The Tenant shall have no right to advertise by using the words "LIQUIDATION SALE", "AUCTION SALE", "FORCED TO VACATE", "GIVING UP LEASE", or "GIVING UP BUSINESS", or make use of terms and phrases denoting same or having similar meaning. The Landlord may remove such signs or advertising at the Tenant's cost without any recourse in damages against the Landlord which the Tenant herein expressly waives.

16. The Tenant shall not install window shades, vertical venetian blinds, curtains or drapes of any kind or description without the Landlord's prior written approval.

17. The Tenant shall not lay linoleum, rubber, cork or other floor coverings so that the same shall come in direct contact with the floor, and if linoleum, rubber or cork floor covering is desired to be used, an interlining of builder's deadening felt shall be first affixed to the floor by a paste or other adhesive which may be readily removed with water.

18. If any apparatus used or installed by the Tenant requires a permit as a condition for installation, the Tenant must file a true copy of such permit with the Landlord.

19. The Tenant undertakes to abide by and participate in any fire drills or other similar manoeuvres called or arranged by the municipality, fire department, or the Landlord for the security and protection of the Building.

                               3559807 CANADA INC.
                               -------------------

                                  SCHEDULE "E"
                                  ------------

                 MINIMUM BUILDING STANDARDS FOR TENANT FINISHES
                 ----------------------------------------------

The Tenant acknowledges that the Tenant's finishing of the Premises will conform to the following minimum standards:

(a)   Partitioning:

      Floor to underside of suspended ceiling. 1/2" drywall, complete with sound insulation on 2 1/2" steel studs. All drywall surfaces are to be taped, sanded and painted to Tenant's choice of colour. All demising walls are to be constructed from slab to slab with sound baffling and in compliance with Building Code provisions.

(b)   Doors and Frames:

      Solid core 9' height wood veneer doors, frames and entrances conforming to Building standards.

(c)   Electrical Outlets:

      Standard duplex wall mounted electrical receptacles and/or standard floor mounted monuments.

(d)   Flooring:

      All floors to be finished in either a minimum of twenty-eight (28) ounce carpet direct glue down method or 12" x 12" vinyl composite tiles or carpet tile installed to Tenant's choice of one colour each from samples supplied by the Landlord. Carpet base with serged edge in all carpeted areas. Vinyl cove base in all tiled areas.

(e)   Sprinkler Redistribution:

      Installation, modification and redistribution of sprinkler heads in the premises shall be according to the standards from time to time of the Fire Department of the City of Kanata and the Landlord's insurers.

(f)   Window Blinds:

      Window blinds to be building standard type, if installed by the Tenant.

                               3559807 CANADA INC.
                               -------------------

                                  SCHEDULE "F"
                                  ------------

                              ADDITIONAL PROVISIONS
                              ---------------------

1.    CERTIFICATE AS TO THE AREA OF THE BUILDING

The Landlord agrees that the gross building area of the Building shall be measured prior to the Commencement Date in accordance with ANSI/BOMA "Standard Method for Measuring Gross Building Area in Office Building" - Single Tenant Occupancy (Z65.1-1996) at the Landlord's cost by a professional land surveyor or architect. The Landlord and the Tenant agree that with respect to the basement level of the Building ("the Basement"), Rent for the Basement shall be calculated based on the area of the Basement being the lesser of the actual measured area of the Basement or five thousand (5,000) square feet.

2.    ADJUSTMENT TO THE RENT

The Landlord and the Tenant agree that if modifications (any such modification to be referred to in this Schedule as a "Modification") in the Preliminary Plans and Specification, the Progress Drawings and Specification, the Site Plan and the Tenant Fit-Up Plans and Specifications (all as defined in the Development Agreement) ordered by the Tenant are consented to by the Landlord and decrease or increase the total cost of the Base Building Core & Shell, the Rent payable by the Tenant to the Landlord in each month of the Term shall be decreased or increased by an amount equal to:

(a) where the Modification has a useful life beyond the Term and is of value to a potential future tenant, $0.08l per square foot per annum for each $100,000.00 of cost of the Modification; and

(b) in any other event, $0.103 per square foot per annum for each $100,000.00 of cost of the Modification,

all pro-rated to take into consideration the actual cost of the Modification. The Tenant agrees that the Landlord shall not be required to consent to a Modification only if:

(A) the Landlord is unable to obtain funds from the is mortgagee with respect to carrying out the modification); or

(B) the Landlord reasonably determines that the Modification is not beneficial to the Premises on a long-term basis; or

(C) Rent is increased beyond what is deemed by the Landlord, acting reasonably, to be an acceptable market rent for premises which are similar to and in the vicinity of the Premises.

3.    OPTION TO EXTEND THE TERM

Provided the Tenant is not then in material default at the time of the exercise of the applicable option in respect of any of the terms and conditions of this lease beyond any cure period herein provided and provided the Tenant remains in occupation of all of the Premises (or if the Tenant has exercised any of its rights to cancel this lease with respect to portions of the Premises as provided for in Section 8 of Schedule "F" of this lease, the Premises as defined after such cancellation(s)), the Tenant shall have two (2) consecutive options to extend the Term for the entirety of the Premises for periods of five (5) years each upon the same terms and conditions as set out in this lease, save and except that:

(a) there shall not be any tenant allowances or inducements (subject to what is hereinafter set out with respect to establishing Market Rate) or any of the rights contained in Section 8 of this Schedule "F");

(b) there shall be no further options to renew the lease or to extend the Term; and

(c)   the Rent shall be the "Market Rate".


To exercise the foregoing option, the Tenant shall provide written notice thereof to the Landlord no less than twelve (12) months prior to the expiration of the initial Term or first extension of the Term, as the case may be, in default whereof the first option and, if applicable, the second option shall be deemed null and void and of no further legal effect.

For the purposes of this lease, the expression "Market Rate" means the net rental rate per square foot for comparable space in other buildings in the area of comparable quality, considering the size of the premises, the quality of the tenant covenant and the tenant inducements being offered at the time for five
(5) year leases including but not limited to cash and leasehold improvement allowances and free rent periods, and taking into account applicable brokerage commissions. The Landlord and the Tenant agree to use their best efforts to agree on the Market Rate. In the event that they do not so agree upon the Market Rate for the extended Term nine (9) months prior to the Termination Date, Market Rate shall be established by the arbitration of a single arbitrator appointed pursuant to and governed by the provisions of the Arbitrations Act of Ontario (as such legislation is constituted as at the date of execution of this lease).

4.    MANAGEMENT OF THE BUILDING

The Landlord shall manage the Premises (at the expense of the Tenant, as part of Operating Expenses) including the provision of landscaping services, snow removal and maintenance of the exterior of the Building, and excluding security services for the Premises (which the Tenant shall manage directly) as a prudent and reasonable owner, in keeping with standard industry practice for first class office buildings. In the event that the Tenant, acting reasonably, is dissatisfied with the cost, standard or quality of the delivery of services to be co-ordinated and administered by the Landlord for the Premises, the Tenant may request that the Landlord replace the provider of the service and the Landlord shall use its best efforts to comply with such request.

5.    MAINTENANCE OF THE BUILDING

The Landlord agrees that, subject to the Tenant's obligations set out in this lease, the Landlord shall maintain the Premises in a first-class condition, in a good state of repair, and in compliance with applicable laws and the Tenant agrees that the cost of same shall be included in Operating

Expenses (except as otherwise provided for in this lease). Except to the extent the Tenant is responsible therefor under this lease, the Landlord shall comply with all laws, by-laws, codes, regulations or ordinances in respect of the operation, maintenance and condition of the Premises.

6.    LEASEHOLD IMPROVEMENT ALLOWANCE/TENANT FIT-UP

The parties hereto agree that the Tenant Fit-Up shall be carried out by the Landlord to the Premises at the Tenant's expense and shall be completed, subject to the provisions of the Development Agreement, on or about the Commencement Date. The Landlord agrees to contribute an allowance ("the Allowance") towards the cost of the Tenant Fit- Up, as provided for in Section 4.1(c) of the Development Agreement. The Allowance shall be paid and applied as against the cost of the Tenant Fit-Up and in accordance with the provisions of the Development Agreement.

In addition to administrative out-of pocket disbursements (such as couriers, faxes, photocopies, long distance telephone charges) of the Landlord, the following fee shall be payable by the Tenant within respect to the construction cost component of the Tenant Fit-Up:

(a) ten percent (10%) with respect to the first Forty Dollars ($40.00) per square foot of the "Cost of the Work" (as such expression is defined in a CCDC3 1998 cost- plus contract, expanded upon as set out in Schedule "G" attached hereto) relating to the Tenant Fit-Up per square foot of gross building area of the Building; and

(b) five percent (5%) with respect to the balance of the Cost of the Work relating to the Tenant Fit-Up.

Notwithstanding the foregoing, the fee payable with respect to the Generator (as hereinafter defined) shall be five percent (5%) of its installation costs (with no fee applicable to the cost of the Generator itself). No fee shall be payable with respect to:

      (i)   permits, design or general expenses applicable to the Tenant Fit-Up;

      (ii) any landscaping or hardscaping costs that the Tenant may be responsible to pay for in excess of the $ 175,000.00 allowance provided for pursuant to the provisions of Section 3.14 of the Development Agreement; or

      (iii) any Tenant's Work (as defined in the Development Agreement).

There shall be no fee (or out-of pocket disbursements) applicable to any design, consulting, architectural or engineering work relating to, nor in respect of the construction of, the Base Building Core & Shell or Exterior Building Amenities, unless same are impacted by the Tenant Fit-Up.

7.    CONDITION OF THE BUILDING

The Landlord warrants that as at the Commencement Date:

(a) it will not be aware of any structural or major repairs required to be effected to the Building which have not been remedied, or are in the process of being remedied;

(b) it will not have received any notice of non-compliance of laws, by-laws, codes, regulations or ordinances in respect of the Land or Building which has not been remedied, or is in the process of being remedied and the Building complies with all applicable laws and by-laws;

(c) the Building and equipment therein will not contain any formaldehyde foam insulation, asbestos or polychlorinated biphenyls;

(d) the heating, air-conditioning and ventilating systems, electrical and other systems will be in good working order and are of sufficient capacity (having regard to the fact that same were supplied and installed to the Tenant's specifications) to service the Building for the uses intended by the Tenant as outlined and agreed to in the Project Definition Binder (as defined in the Development Agreement); and

(e) it will be the registered owner of the Land or, in the event that title to the Land is not in the name of the Landlord as at such date, the Landlord will cause the registered owner of the Land to sign this lease on or before the Commencement Date.

8. TENANT'S RIGHT TO SURRENDER ITS INTEREST IN PORTIONS OF THE PREMISES

The Tenant is hereby granted an option ("the First Cancellation Option") to cancel this lease with respect to one whole floor of the Building on November 1, 2005 and a further option ("the Second Cancellation Option") to cancel this lease with respect to one whole floor of the Building on November 1, 2007 (the applicable date to be referred to herein as "the Early Termination Date"). In order to exercise either such option, the Tenant agrees to give to the Landlord written notice ("the Surrender Notice") of its intention to do so no later than nine (9) months prior to the applicable Early Termination Date. The Tenant shall pay a termination payment to the Landlord on the applicable Early Termination Date equal to the Unamortized Amount (as hereinafter defined) (pro-rated to take into consideration the rentable area of the floor which is the subject of the Surrender Notice), together with an amount equal to Rent, Operating Expenses, Realty Taxes, Tax on Capital and utilities for a period of three (3) months (as if the Building had been fully occupied) for such floor, all together with applicable taxes on such amounts.

For the purposes of this section, the expression "Unamortized Amount" means the unamortized balance of the following amounts:

(a)   the Allowance;

(b) legal fees, leasing fees and brokerage commissions incurred in securing the transaction contemplated by this lease; and

(c) the cost of all Modifications (having regard only, in the case of those detailed in Section 2(b) of this Schedule "F", to the portion of the unamortized balance applicable to the end of the initial Term), all as at the Early Termination Date (which amounts are to be deemed to be amortized for the purposes of this section over a ten (10) year period from the Commencement Date (other than in respect of a Modification of the nature described in Section 2(b) of this Schedule "F", in which case the amortization is to be over its useful life) with an interest factor often percent (10%) per annum, compounded monthly).

The Surrender Notice shall specify which floor of the Building is to be the subject of the Tenant's option. In no event is the said floor to be the ground floor or basement level of the Building. In addition, if the Tenant has exercised the First Cancellation Option and then intends to exercise the Second Cancellation Option, the applicable floors of the Building which are the subject of the Surrender Notices are to be contiguous.

In the event that the Tenant exercises any or both of the First Cancellation Option or the Second Cancellation Option, the Tenant acknowledges that:

(a) the form of this lease shall have to be amended in order to incorporate concepts such as (but not limited to) common areas and proportionate shares and other amendments appropriate to the conversion of the Building to a multi-tenant building;

(b) the Tenant shall be required to surrender its interest in certain other portions of the Premises such as (but not limited to) parking stalls, exterior areas (such as landscaping), portions of the ground floor of the Building so as to permit the establishment of a lobby area, loading docks, mechanical areas (all with the intention that where possible such areas are to be for the common use and enjoyment of all tenants of the Building); and

(c) the area of the Premises after any cancellation shall be calculated as being the area of the Building as at the Commencement Date (as increased, if applicable in the event that further areas of the Building are constructed for the Tenant after the Commencement Date) less the area of the premises which is the subject of a Surrender Notice (or Surrender Notices, as the case may be), which area is to be measured at the Tenant's expense in accordance with the ANSI/BOMA "Standard Method for Measuring Basic Rentable Area in Office Building" (Z65.l-1996).

9. ENVIRONMENTAL

The Landlord shall be responsible, at its expense, for the cost of clean-up or any other remedial measures for any contamination to the Land or Building existing prior to the Commencement Date or caused at any time by any person other than the Tenant or those for whom the Tenant is in law responsible. The Landlord agrees that it will indemnify and save harmless the Tenant for any such costs or fines that may be levied as a result of such contamination. The Landlord warrants that it is not aware of any such contamination. The Tenant agrees that it shall be responsible, at its expense, for the cost of clean-up or any other remedial measures for any contamination to the Land or Building caused by the Tenant or those for whom the Tenant is in law responsible and it will indemnify and save harmless the Landlord for any such costs or fines that may be levied as a result of such contamination. The Tenant shall not be responsible for any contamination which comes from any adjacent lands unless same is caused by the Tenant or those for whom the Tenant in law responsible.

10.   PARKING

The Tenant shall have the right during the Term or any extension or renewal thereof to occupy four (4) stalls per one thousand square feet of gross building area of the Building within the parking lot to be constructed on the Land without the payment of any parking rental, other than Operating Expenses, Tax on Capital and Realty Taxes.

11.   OCCUPANCY

The Landlord and the Tenant agree that in the event that parts of the Building are ready for occupation by the Tenant prior to the Substantial Completion Date (as defined in the Development Agreement) and the Tenant is prepared to accept such partial occupation prior to such date, Rent shall be payable in respect of such parts so occupied as at the date their being so occupied from the date of such occupation by the Tenant on the basis of the rate set out in Section 1.01(q) per square foot of gross building area so occupied per annual, together with all other amounts payable under this lease with respect to the said area so occupied (including Operating Costs, Real Estate Taxes, Tax on Capital and utilities consumed within such portion of the Premises).

12.   NEWS RELEASE/PUBLIC ANNOUNCEMENT

No new release, public announcement or any form of advertising shall be made by the Landlord with respect to this lease without the prior written consent of the Tenant, which consent is not to be unreasonably withheld or delayed.

13.   CONSENTS/APPROVALS

Any consent, permission or approval of either party required under this lease shall, unless otherwise specified in this lease, not be unreasonably withheld or delayed, and the applicable party agrees to give reasons in writing if consent is refused.

14.   TENANT'S RIGHTS TO INSTALL

Tenant shall, at its expense and in accordance with the provisions of Section XIV of this lease, have the sole and exclusive right to install any or all of the following, subject only to municipal approvals where applicable and Landlord's written consent, such consent not to be unreasonably withheld or delayed:

-     exterior signage at the top of the Building (*)
-     exterior signage adjacent to the entrance of the Building (*)
-     signage within the Building lobby (*)
-     special lab areas and/or raised floor for dry labs (*)
-     separate security system for the building
-     Building infrastructure upgrades

-     Building communication upgrades
- satellite dishes and transmission devices on the roof of the Building as required(*)
-     additional roof-top units
-     core/slab drilling
-     exterior landscaping, including recreational areas (*)
-     smoking shelters and patios (*)

15.   OPERATING EXPENSES

The Landlord agrees that it shall not act in an unreasonable or arbitrary manner in incurring or allocating Operating Expenses. In addition, the Landlord agrees that:


(a) the cost of services and supplies provided by persons or companies not dealing at arm's length with the Landlord are to be competitive;

(b) Operating Expenses are not to include the cost of (i.e. not be charged back to the Tenant):

      (i) the Landlord's head office personnel (i.e. salary, wages and benefits only of on-site personnel plus building manager or proportionate share thereof, as the case may be are to be included in Operating Expenses);

      (ii) the cost of structural repairs of the Building (including its foundation, concrete floors and structural frames) resulting from inherent structural defects or weaknesses;

      (iii) any loss or damage to the Building or any personal injury for which the Landlord is or is obliged to have been insured for under this lease, other than deductible payments in accordance with industry standards;

      (iv) all fines, suits, claims, demands, costs, charges and expenses for which the Landlord is liable by reason of the negligent or willful act or omission of the Landlord or those for whom the Landlord is in law responsible (and then, only to the extent that the Tenant is not insured or required to be insured pursuant to the terms of this lease);

      (v) all work to the Building or Land made necessary by the Landlord's noncompliance with applicable laws, regulations, by-laws and governing codes relating to the original construction of the Building and which were in force at the time of said construction;

      (vi) the cost of repairing items under warranty during the applicable warranty period to the extent that the Landlord is able to enforce such warranties;

      (vii) the cost of repairing latent defects in the design of the Building and parking areas;

      (viii) any charges directly levied against or imposed on the Tenant;

      (ix)  ground rent (if any);

      (x) amortization and interest or any capital retirement of debt affecting the Land;

      (xi) any costs to the extent that insurance and/or warranty proceeds in respect thereof are recovered by the Landlord from any other person; or

      (xii) depreciation of the Building.

16.   LANDLORD'S COVENANTS

(a) The Landlord covenants with the Tenant for quiet enjoyment and covenants to act reasonably and as a prudent owner in exercising all rights and so as not to interfere more than is reasonably necessary under the circumstances with the Tenant's use and enjoyment of the Premises.

(b) The Landlord shall, throughout the Term of this lease or any renewal thereof, maintain the following insurance at the Tenant's cost:

      (i) Insurance in respect of such perils as are from time to time covered in an "all risks" policy not less broad than the standard commercial property floater policy with the exclusions relating to earthquake and flood removed therefrom for the replacement cost of the Building and its equipment and Landlord's leasehold improvements forming part of the Premises (such replacement cost to be determined by Landlord acting reasonably upon consultation with Landlord's insurance consultants). In addition, this insurance will cover the interest of the Tenant, if any, in the leasehold improvements. Subsequent increases in such replacement cost shall be determined in the reasonable opinion of the Landlord from time to time. However, if despite the Landlord's best efforts "all risk" coverage is not available at reasonable cost, the Landlord shall obtain the most comprehensive coverage available;

      (ii) Rental insurance in an amount equal to the aggregate of twelve (12) months Rent, Real Estate Taxes, Operating Expenses, Tax on Capital, utility charges and other amounts payable hereunder;

      (iii) Broad boiler, machinery and unfired pressure vessel, and electrical equipment insurance, including repair or replacement coverages in an amount mutually agreeable to the Landlord and Tenant or, failing such agreement, as established by an appraiser mutually agreeable to the Landlord and Tenant and paid for by the Tenant but at no time less than as required by any mortgagee of the Building; and

      (iv) General liability insurance with respect to bodily injury and property damage suffered by third parties and arising out of risks associated only with the ownership of the Premises in an amount of at least five million dollars ($5,000,000.00) for each occurrence or such greater amount as the Landlord, may from time to time reasonably require.

(c) All insurance policies, where applicable, shall include a waiver of subrogation in favour of the Tenant, the Tenant's insurers and those for whom the Tenant is in law responsible (whether or not the loss or damage is caused by their acts or omissions) and each liability policy shall in addition contain a provision for cross-liability and severability of interest.

17.   GENERATOR

One or more generators will be installed within the Premises as part of the Tenant Fit-Up which includes its (or their) associated engine(s), alternator and alternator control panel, battery and charger system (i.e. what is generally referred to as the "Uninteruptable Power Supply" or "UPS"), cooling system, exhaust system, fuel pump and day tank (all of the said items to be collectively referred to as "the Generator") together with its associated exterior enclosure, concrete pad and all structural supports and screening, main fuel tank and fuel delivery system outside the said enclosure, subsystems within the enclosure (such as, but not limited to power panel, lighting, heating, and monitoring equipment), automatic transfer switch, and all feeder conductors from the generator into the Building. The Tenant acknowledges that the Landlord will be connecting the Building's life safety system ("the LSS") to the Generator and that such connection shall continue throughout the Term. For clarity, the Tenant agrees that such connection shall continue in the event that the Tenant has exercised any of its rights to cancel this lease with respect to portions of the Premises as provided for in Section 8 of Schedule "F" of this lease. Without limiting any of the Tenant's obligations under this lease, the Tenant agrees that it shall maintain the Generator in good order and condition at its expense throughout the Term. Notwithstanding the foregoing, the testing and maintenance of the LSS, including such portion of the Generator relating to the LSS, shall be carried out by the Landlord in accordance with any building codes applicable thereto. The said testing and maintenance shall be at such intervals as would be carried out by a prudent owner of a building similar to the Building and the cost thereof will be included in Operating Expenses.

In consideration of the Tenant permitting the LSS to be connected to the Generator the Landlord agrees to contribute the sum of $85,000.00 ("the Generator Allowance") to the acquisition price of the Generator. The Generator Allowance shall be credited to the Tenant's rental account on the day that is the later of thirty (30) days after the Commencement Date and the date on which the LSS is connected to the Generator.

At the end of the Term (as extended, if applicable), the Tenant agrees that the Landlord shall have the option to purchase the Generator ("the Generator Purchase Option") upon payment to the Tenant of an amount ("the Landlord's Generator Payment") calculated as being the unamortized balance (based on a straight-line amortization over twenty (20) years) of the difference between the Tenant's acquisition cost of the Generator (which cost for clarity is not to include any cabling or equipment other than the Generator) and the Generator Allowance. The Generator Purchase Option may be exercised by the Landlord at any time prior to the last sixty (60) days of the Term (as extended, if applicable) and in the event that it is so exercised:

(a)   the Landlord's Generator Payment shall be paid to the Tenant within thirty
      (30) days of the Landlord notifying the Tenant that it is exercising the Generator Purchase Option;

(b) the Tenant shall execute and deliver to the Landlord at the time that the Generator Payment is made to the Tenant:

      (i) a bill of sale and other documentation reasonably required by the Landlord to transfer title to the Generator to the Landlord or its nominee free and clear of any encumbrances; and

      (ii)  an assignment of any and all warranties applicable to the Generator,

      in form and content satisfactory to the Landlord, acting reasonably.

In the event that the Landlord does not so exercise the Generator Purchase Option, the Tenant shall:

(a) remove the Generator from the Premises and, at the Landlord's option, their associated cabling and equipment and other items set out in the first paragraph of this Section 17, and restore the Premises to the condition they were in before the installation of the Generator, and

(b) pay to the Landlord the unamortized balance (based on a straight-line amortization over twenty (20) years) of the Generator Allowance within forty-five (45) days of the last day of the Term.

18.   OPINION RE: GUARANTEE

The Tenant and the Guarantor agree that the Landlord shall be provided with an opinion (or opinions) in form and content satisfactory to the Landlord, acting reasonably, from counsel from the Guarantor as to the enforceability of the guarantee provisions contained in this lease. In the event that such opinion is not provided to the Landlord within thirty (30) days of execution of this lease, the Guarantor agrees that it shall be deemed to be named Tenant hereunder until such time as the Landlord has been provided with the said opinion(s).

                                  SCHEDULE "G"
                                  ------------

                           COST OF THE WORK FROM CCDC3
                           ---------------------------

For the purposes of this Schedule, the definitions from the CCDC3 are to have the following meanings:

"Contract Documents" means the Development Agreement.

"Contract Fee" means the amounts set out in Section 6(a) of Schedule "F".

"Contractor" means the Landlord.

"Owner" means the Tenant.

"Place of the Work" means the Premises.

"Work" means the Tenant Fit-Up.

"ARTICLE A-9 COST OF THE WORK

The Owner agrees to pay the Contractor for the Cost of the Work in addition to the Contract Fee. The Cost of the Work shall be at rates prevailing in the locality of the Place of the Work, except with the prior consent of the Owner, and shall include:

(a) wages and benefits paid for labour in the direct employ of the Contractor in the performance of the Work under applicable collective bargaining agreements, or under a salary or wage schedule agreed upon by the Owner and Contractor;

(b) salaries, wages and benefits of the Contractor's personnel, when stationed at the field office, in whatever capacity employed; salaries, wages and benefits of personnel engaged at shops, or on the road, in expediting the production or transportation of materials or equipment, for that portion of their time spent on the Work; salaries, wages and benefits of head office or other personnel for that portion of their time spent on the Work;

(c) contributions, assessments or taxes incurred during the performance of the Work for such items as unemployment insurance, workers' compensation, and Canada or Quebec Pension Plan, insofar as such costs are based on wages, salaries, or other remuneration paid to employees of the Contractor and included in the Cost of the Work under paragraphs (a) and (b) above;

(d) the portion of travel and subsistence expenses of the Contractor or of his officers or employees incurred while travelling in discharge of duties connected with the Work;

(e) the cost of all materials, products, supplies and equipment incorporated into the Work, including costs of transportation thereof;
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                                     -48-

(f) the cost of materials, products, supplies, equipment, temporary services and facilities, and hand tools not owned by the workers, including transportation and maintenance thereof, which are consumed in the performance of the Work, and cost less salvage value on such items used, but not consumed, which remain the property of the Contractor;

(g) rental costs of all tools, machinery, and equipment, exclusive of hand tools, used in the performance of the Work, whether rented from the Contractor or others, including installation, minor repairs and replacements, dismantling, removal, transportation and delivery costs thereof,

(h)   deposits lost;

(i) the amounts of all subcontracts and the costs to the Contractor that result from any Subcontractor's insolvency or failure to perform;

(j) the cost of quality assurance such as independent inspection and testing services;

(k) charges levied by authorities having jurisdiction at the Place of the Work;

(l) royalties, patent license fees, and damages for infringement of patents and costs of defending suits therefor subject always to the Contractor's obligations to indemnify the Owner from and against claims, demands, losses, costs, damages, actions, suits, or proceedings arising out of the Contractor's performance of the Contract Documents which are attributable to an infringement or an alleged infringement of a patent of invention by the Contractor or anyone for whose acts he may be liable;

(m) premiums for all bonds and insurance which the Contractor is required, by the Contract Documents, to purchase and maintain;

(n) taxes and duties related to the Work and for which the Contractor is liable;

(o) losses and expenses sustained by the Contractor for matters which are the subject of insurance under the policies prescribed in the Contract Documents when such losses and expenses are not recoverable because the amounts are in excess of collectible amounts or within the deductible amounts

(p) charges for telegrams, telexes, telephones, courier services, expressage, and petty cash items incurred in connection with the Work;

(q)   the cost of removal and disposal of Waste products and debris;

(r) costs incurred due to emergencies affecting the safety of persons or property;

(s) legal costs, incurred by the Contractor, arising out of the execution of the Work in accordance with the Contract Documents;
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                                     -49-

(t) costs incurred by the Contractor for the correction of defects or deficiencies in the Work other than those defects or deficiencies to be corrected at the Contractor's own expense pursuant to the provisions of the Contract Documents;

(u)   the cost of financing the Work;

(v)   the cost of auditing when requested by the Owner;

(w)   the cost of computer time and usage with respect to the Work; and

(x)   other costs incurred in the performance of the Work as listed below:

Cutting and Patching                     Glass Cleaning
DNC Publication                          Garbage Removal
Construction Project Signs               Field Engineer
Shop Drawings                            Supervision
Construction Photographs                 General labour
Quality Control                          Staff mileage
Concrete testing                         Winter Heat
Inspection fees - allowance              Temporary Enclosures
Soils/Compaction Testing                 Climatic Protection
Site office, tools sheds, etc.           Misc. Food and Water
Temporary Light and Power                Financing Charges
Scaffolding and Platforms                Architectural drawings
Courier, office supplies, etc.           Interior design
First Aid Kit                            Structural drawings
Security                                 Mechanical/Electrical drawings
Staff Protective Wear                    Other Project Design Consultants
Hoarding and safety barricades           Accountants
Site toilets                             Insurance - Liability & Builder's Risk
Site Telephone & Fax                     Bonding
Equipment Rentals/Small tools            Building Permit - TFU
Misc. Material                           Mun/RMOC/Educ. Development Charges
Trucking                                 Printing and Photocopies
Hoisting
Clean up & close out

It is the intention of the parties that the Cost of the Work referred to herein shall cover and include any and all contingencies other than those which are the result of or occasioned by any failure on the part of the Contractor to exercise reasonable care and diligence in his attention to the Work. Any cost due to failure on the part of the Contractor to exercise reasonable care and diligence in his attention to the Work shall be borne by him.